As filed with the U.S. Securities and Exchange Commission
on December 15, 2025
Securities Act File No. 333-151713
Investment Company Act File No. 811-22209

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933 ☑

Pre-Effective Amendment No. ________ ❑

Post-Effective Amendment No. 848 ☑

and/or

Registration Statement Under The Investment Company Act Of 1940 ☑

Amendment No. 851 ☑
(Check appropriate box or boxes)

Global X Funds
(Exact Name of Registrant as Specified in Charter)
605 3rd Avenue, 43rd Floor
New York, NY 10158
(Address of Principal Executive Office)

Registrant's Telephone Number, including Area Code:  (212) 644-6440

Send Copies of Communications to:

Jasmin M. Ali, Esquire	Eric S. Purple, Esquire
605 3rd Avenue, 43rd Floor	Stradley Ronon Stevens & Young, LLP
New York, New York 10158	2000 K Street, N.W., Suite 700
(NAME AND ADDRESS OF AGENT FOR SERVICE)	Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box)
❑ immediately upon filing pursuant to paragraph (b)
❑ on _______ pursuant to paragraph (b)
❑ 60 days after filing pursuant to paragraph (a)(1)
❑ on (date) pursuant to paragraph (a)(1)
☑ 75 days after filing pursuant to paragraph (a)(2)
❑ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
❑ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Global X Rare Earth & Critical Materials ETF
(formerly known as the Global X Disruptive Materials ETF)

NASDAQ: EART

Prospectus

[ ], 2025

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in the Fund (defined below) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in the Fund involve investment risks, including the loss of principal.

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Global X Rare Earth & Critical Materials ETF
(formerly known as the Global X Disruptive Materials ETF)

Ticker: EART Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF) (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the [Solactive Rare Earth & Critical Materials Index] (the "Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	[0.59%]
Distribution and Service (12b-1) Fees:	None
Other Expenses:	[0.00%]
Total Annual Fund Operating Expenses:	[0.59%]

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
[$60]	[$189]	[$329]	[$738]

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [22.42%] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the [Solactive Rare Earth & Critical Materials Index] (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to companies that produce rare earth components, metals and other raw or composite materials that have been identified as being essential to critical technologies such as consumer electronics, electric vehicles, aircraft engines, energy storage, medical equipment, oil refining, automotive and chemical products, robotics, and in military applications such as missiles and radar systems. Each material has been determined by Solactive AG, the provider of the Underlying Index (the “Index Provider”) to be a rare earth element and/or a material instrumental to the development and production of one or more critical technologies. Critical technologies refer to those technologies that are essential to the development and production of long-term, structural changes to existing products, services, industries, or sectors. Specifically, the Underlying Index will include securities issued by “Rare Earth & Critical Materials Companies” as defined by the Index Provider. Rare Earth & Critical Materials Companies are those companies that derive at least 50% of their revenues in aggregate from the exploration, mining, production and/or enhancement of one or more of the following ten materials categories: Carbon Fiber,
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Cobalt, Copper, Graphene & Graphite, Lithium, Manganese, Nickel, Platinum & Palladium, Rare Earth Elements, and Zinc (collectively, “Rare Earth & Critical Materials Categories”). Companies engaged in exploration and mining include those companies involved in locating and extracting rare earth elements and critical materials. Companies engaged in production include those companies involved in manufacturing, processing, and trading rare earth elements and critical materials for primary usage. Companies engaged in enhancement include those companies involved in refining, developing, and/or smelting materials to extract and purify rare earth elements and critical materials. As of December 31, 2025, the Underlying Index had [ ] constituents.

For the Lithium category, companies that derive greater than 25% but less than 50% of revenue from the production and/or processing of lithium are also eligible for inclusion (collectively, “Diversified Lithium Companies”). In addition, companies with primary business operations in the exploration, mining, production and/or enhancement of one or more of the Rare Earth & Critical Materials Categories, but which are not currently generating revenue, are also eligible for inclusion (collectively, “Pre-Revenue Rare Earth & Critical Materials Companies”). To determine whether a company has primary business operations in the exploration, mining, production and/or enhancement of one or more of the Rare Earth & Critical Materials Categories, the Index Provider reviews the public financial disclosures and filings of the company, and identifies the products and business segments disclosed therein. The Index Provider then reviews the management discussion and analysis, as well as the level of investment the company allocates to those products and segments, to determine whether those business operations are the primary operations of the company.

In constructing the Underlying Index, the Index Provider applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in each of the Rare Earth & Critical Materials Categories based on filings, disclosures, and other public information (e.g., regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm in each Rare Earth & Critical Materials Category, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues from one of the Rare Earth & Critical Materials Categories as described above, derive between 25% and 50% of their revenues from the Lithium category in the case of Diversified Lithium Companies, or have primary business operations in the exploration, mining, production and/or enhancement of one or more of the Rare Earth & Critical Materials Categories but do not currently generate revenues in the case of Pre-Revenue Rare Earth & Critical Materials Companies. The five highest-ranking Rare Earth & Critical Materials Companies and Pre-Revenue Rare Earth & Critical Materials Companies according to free float market capitalization from each Rare Earth & Critical Materials Category are included in the Underlying Index. For the Lithium category, the five highest-ranking Rare Earth & Critical Materials Companies, Pre-Revenue Rare Earth & Critical Materials Companies and Diversified Lithium Companies according to free float market capitalization are included. If fewer than five companies are identified that satisfy the above criteria within a Rare Earth & Critical Materials Category, all eligible companies are selected, and the category consists of fewer than five companies.

To be a part of the eligible universe of the Underlying Index, companies must be classified in one of the following Economies according to FactSet (a leading financial data provider that maintains a comprehensive structured taxonomy designed to offer precise classification of global companies and their individual business units): Basic Materials, Industrials, or Technology. In addition, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of December 31, 2025, companies must have a minimum market capitalization of [$100 million] and a minimum average daily turnover for the last 6 months greater than or equal to [$1 million] in order to be eligible for inclusion in the Underlying Index. As of December 31, 2025, companies listed in the following countries were eligible for inclusion in the Underlying Index: [Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czechia, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Qatar, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, and the United Arab Emirates]. As of December 31, 2025, the Underlying Index had significant exposure to Chinese issuers. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges. The Fund may invest in securities of issuers located in emerging markets.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 4%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified Lithium Companies and Pre-Revenue Rare Earth & Critical Materials Companies are subject to an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid-, small-, or micro-capitalization companies, and components primarily include materials companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund (the "Adviser"). In addition, any
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determinations related to the constituents of the Underlying Index are made independent of the Fund's portfolio managers. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses an indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index was concentrated in the [ ] and had significant exposure to the [ ]. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Depositary Receipts Risk: The Fund may invest in depositary receipts, such as ADRs and GDRs. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies. For additional details on these risks, please see Foreign Securities Risk. Moreover, depositary receipts may not track the price of the underlying foreign securities on which they are based. A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary.

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Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Rare Earth & Critical Materials Companies: The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of Rare Earth & Critical Materials Companies. Rare earth and critical materials are considered instrumental to the development and production of one or more critical technologies. Compared to base metals, they have more specialized uses. Rare earth elements are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. Consequently, the demand for rare earth and critical materials has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. A reduction of demand for the technologies that utilize rare earth and critical materials, or of the materials themselves, would have an adverse impact on the Fund. Companies involved in the various activities that are related to the mining, production, recycling, mineral sands, processing and/or refining of rare earth and critical materials may include medium-, small-, and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth and critical materials, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, trade policy, energy conservation efforts, changes to critical materials, the success of exploration projects, changes in exchange rates, commodity prices, tax and other government regulations, depletion of resources, labor relations, and mandated expenditures for safety and pollution control devices. The mining, production, recycling, processing and/or refining of rare earth and critical materials can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth and critical materials are rising. In addition, companies involved in the various activities that are related to the mining, production, recycling, processing and/or refining of rare earth and critical materials may be at risk for environmental damage claims.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Commodity Exposure Risk: The Fund will hold securities that are dependent on a single commodity, or are concentrated on a single commodity sector, that typically exhibit even higher volatility attributable to commodity prices. Any negative changes in commodity markets could have a great impact on the Fund. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction.

Commodity Price Relationship Risk: The Underlying Index measures the performance of companies engaged in a particular industry and not the performance of commodities prices themselves. Companies may under- or over-perform commodities prices over the short-term or the long-term.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund. Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China.
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Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest in all components of the Underlying Index.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund and its shareholders could be negatively impacted as a result.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technological progress, labor relations, governmental regulations and environmental damage and product liability claims.

Risks Related to Investing in the Metals and Mining Industry: Securities in the Fund's portfolio may be significantly subject to the effects of competitive pressures in the mining industry and commodity prices generally. Commodity prices Securities in the Fund's portfolio may be significantly subject to the effects of competitive pressures in the gold mining industry and the price of gold bullion. The price of gold may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions, and political stability. Commodity prices may fluctuate substantially over short periods of time; therefore, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Metals and mining companies may have significant operations in areas at risk for social and political unrest, security concerns and environmental damage. These companies may also be at risk for increased government regulation and intervention. Such risks may adversely affect the issuers to which the Fund has exposure

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other factors, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's Shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign
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market and the value of the security during the Fund’s domestic trading day. This, in turn, could lead to differences between the market price of the Fund’s Shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Argentina: Argentina has experienced high interest rates, economic volatility, severe inflation, drastic currency devaluations, political instability and high unemployment rates. The economy is heavily dependent on exports and commodities, making the economy susceptible to fluctuations in commodity markets and sensitive to its relationships with key trading partners. Argentina’s default on its debt in 2001 and 2020 continues to impact the confidence of investors in Argentina, which might adversely impact returns in the Fund. Further defaults and related actions by Argentina may continue to impact the confidence of investors in Argentina, which could limit the government’s ability to borrow in the future. Argentina has privatized, certain industries, which may lose money or be re-nationalized.

Risk of Investing in Chile: Investments in Chilean issuers involve risks that are specific to Chile, including legal, regulatory, political, currency, environmental and economic risks. Among other things, the Chilean economy is heavily dependent on the export of certain commodities.

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk

China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, COVID-19 (Coronavirus), and avian flu. Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory or legal actions, such as purchasing restrictions, blacklisting, sanctions, tariffs, forced divestment or spin-offs, or other trade or business restrictions or controls, being contemplated or imposed in the U.S. or in China that could negatively impact the performance of companies held by the Fund and/or impact the Fund’s ability to invest in certain companies.

Security Risk

China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or
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diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk

China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments

For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will be enforced or that U.S. regulatory authorities will continue to feel satisfied with their access.
7

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets may also face other significant internal or external risks, including the risk of war, terrorism, or other social or political conflicts. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in Mexico: Investments in Mexican issuers involve risks that are specific to Mexico, including legal, regulatory, political, currency, security and economic risks. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates. Political developments in the U.S. have potential implications for the trade arrangements between the U.S. and Mexico, which could negatively affect the value of securities held by the Fund.

Risk of Investing in South Africa: Investing in South African securities involves significant risks, including legal, regulatory and economic risks specific to South Africa. Among other considerations, South Africa’s economy is heavily dependent on its agriculture and mining sectors, and, thus, susceptible to fluctuations in the commodity markets.

Indexing Strategy Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

8

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Beginning in early 2025, the U.S. government’s threats to impose tariffs on goods from Mexico and Canada has heightened tension among trading partners. Further, in response to the U.S. government’s announcement of tariffs on goods from China, the Chinese government has countered with tariffs on U.S. goods, marking the beginning of a potential trade war between the countries. Tariffs on imported goods may increase the cost of certain products and household items, which may in turn dampen consumer spending and result in decreased confidence in the markets. The possibility of additional tariffs being imposed or the outbreak of a trade war may further adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. This increases the risk that monetary policy may provide less support should economic growth slow. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Reliance on Trading Partners Risk: The Fund invests in economies which are heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economies and on the companies in which the Fund invests. Because of this interdependence and the economies in which the Fund invests, the Fund is specifically exposed to Asian Economic Risk. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange or capital controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

9

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Tax Status Risk: The Fund intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company ("RIC"). If the Fund were to distribute to its shareholders less than the minimum amount required for any year, the Fund would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders. In addition, under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may not earn more than 10% of its annual gross income from gains resulting from the sale of commodities and precious metals. This could make it more difficult for the Fund to pursue its investment strategy and maintain qualification as a RIC. In lieu of potential disqualification as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy this income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

[PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with the Fund's broad-based benchmark index, which reflects a broad measure of market performance, and the Underlying Index, which the Fund seeks to track. The Fund's past performance (before and after
10

taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

[Annual Total Returns (Years Ended December 31)]

0%
-5%
-10%
-15%
-20%
-25%
-19.67%
-7.38%
2023
2024

Best Quarter:	[9/30/2024]	[8.94%]
Worst Quarter:	[9/30/2023]	[(11.34)%]

Average Annual Total Returns (for the Periods Ended [December 31, 2025])

	One Year Ended December 31, 2025	Since Inception (01/04/2022)
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF):
·Return before taxes	[(7.38)%]	[(14.70)%]
·Return after taxes on distributions[1]	[(7.51)%]	[(15.00)%]
·Return after taxes on distributions and sale of Fund Shares[1]	[(4.11)%]	[(10.70)%]
MSCI ACWI Index (net) (USD) (Index returns reflects invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	[17.49%]	[7.91%]
Solactive Rare Earth & Critical Materials Index[2] (Index returns reflects invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	[(6.84)%]	[(14.29)%]
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
2    The Solactive Disruptive Materials Index changed its name to the Solactive Rare Earth & Critical Materials Index effective [ ].
]

11

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Vanessa Yang, CFA; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception. Mr. Lu has been a Portfolio Manager of the Fund since March 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.
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PART C
OTHER INFORMATION

Item 28.

(a)	1	Certificate of Trust dated March 6, 2008. 1/
	2	Declaration of Trust dated September 8, 2008. 37/
	3	Amended and Restated Schedule A to the Declaration of Trust dated September 30, 2025. 45/
	4	Amended and Restated Schedule A to the Declaration of Trust dated [ ]. *
(b)	1	By-Laws of the Registrant dated September 8, 2008. 37/
	2	Amendment to By-Laws of the Registrant dated February 18, 2020. 37/
(c)
Instruments Defining Rights of Security Holders, reference is made to: Article III, V, VI and VIII of the Declaration of Trust; Article III and VIII of the By-Laws; and Part B Statement of Additional Information - Item 22.

(d)	1	Investment Advisory Agreement dated July 2, 2018. 7/
	2	Amended and Restated Exhibit A to the Investment Advisory Agreement dated September 30, 2025. 45/
	3	Amended and Restated Exhibit A to the Investment Advisory Agreement dated [ ]. *
	4	Sub-Advisory Agreement between Global X Funds and Mirae Asset Global Investments (USA) LLC dated May 14, 2020. 13/
	5	Amendment to Sub-Advisory Agreement between Global X Funds and Mirae Asset Global Investments (USA) LLC dated March 4, 2025. 39/
	6	Sub-Advisory Agreement between Global X Funds and Mirae Asset Global Investments (Hong Kong) Limited dated October 25, 2022. 25/
	7	Investment Advisory and Management Agreement between Global X Management Company LLC and the Global X Bitcoin Strategy Subsidiary I Limited dated November 9, 2021. 19/
	8	Investment Advisory and Management Agreement between Global X Management Company LLC and the Global X Bitcoin Trend Strategy Subsidiary Limited dated September 11, 2023. 33/
	9	Investment Advisory and Management Agreement between Global X Management Company LLC and the Global X Bitcoin Covered Call Subsidiary Limited dated September 15, 2025. 44/
(e)	1	Distribution Agreement dated October 24, 2008. 37/
	2	Form of Authorized Participant Agreement. 42/
	3	Amendment Number Six to the Distribution Agreement dated August 1, 2020. 14/
(f)		Not Applicable.
(g)	1	Custodian Agreement with Brown Brothers Harriman & Co. ("BBH") dated October 20, 2008. 37/
	2	Amendment to the Custodian Agreement with BBH dated July 19, 2017. 17/
	3	Amendment to the Custodian Agreement with BBH dated August 16, 2019. 10/
	4	Amendment to the Custodian Agreement with BBH dated October 24, 2019. 12/
	5	Amendment to the Custodian Agreement with BBH dated August 4, 2021. 18/
	6	Amendment to the Custodian Agreement with BBH dated March 1, 2023. 29/
	7	Amendment to the Custodian Agreement with BBH dated June 2, 2023. 30/
	8	Amendment to the Custodian Agreement with BBH dated July 25, 2023. 31/
	9	Amendment to the Custodian Agreement with BBH dated October 25, 2023. 32/
	10	Amendment to the Custodian Agreement with BBH dated March 28, 2024. 34/
	11	Amendment to the Custodian Agreement with BBH Schedule A dated June 18, 2025. 40/
	12	Amendment to the Custodian Agreement with BBH dated [ ]. *
	13	Custodian Agreement with The Bank of New York Mellon (“BNY Mellon”) dated September 27, 2022. 23/
	14	Amendment to the Custodian Agreement with BNY Mellon Appendix I dated May 6, 2025. 38/
	15	Amendment to the Custodian Agreement with BNY Mellon Schedule I dated May 6, 2025. 38/
	16	Amendment to the Custodian Agreement with BNY Mellon dated [ ]. *
	17	Foreign Custody Manager Agreement with BNY Mellon dated December 7, 2022. 26/
	18	Amendment to Foreign Custody Manager Agreement with BNY Mellon Annex I dated May 6, 2025. 38/
(h)	1	Transfer Agency Services Agreement with BBH dated November 7, 2008. 37/
13

	2	Amendment to the Transfer Agency Services Agreement with BBH dated July 19, 2017. 17/
	3	Amendment to the Transfer Agency Services Agreement with BBH dated June 13, 2019. 10/
	4	Amendment to the Transfer Agency Services Agreement with BBH dated August 4, 2021. 18/
	5	Amendment to the Transfer Agency Services Agreement with BBH dated March 1, 2023. 29/
	6	Amendment to the Transfer Agency Services Agreement with BBH dated June 2, 2023. 30/
	7	Amendment to the Transfer Agency Services Agreement with BBH dated July 25, 2023. 31/
	8	Amendment to the Transfer Agency Services Agreement with BBH dated October 25, 2023. 32/
	9	Amendment to the Transfer Agency Services Agreement with BBH dated March 28, 2024. 34/
	10	Amendment to the Transfer Agency Services Agreement with BBH Appendix A dated June 18, 2025. 40/
	11	Amendment to the Transfer Agency Services Agreement with BBH dated [ ]. *
	12	Transfer Agency and Service Agreement with BNY Mellon dated September 20, 2022. 23/
	13	Amendment to the Transfer Agency and Service Agreement with BNY Mellon dated May 6, 2025. 38/
	14	Amendment to the Transfer Agency and Service Agreement with BNY Mellon dated [ ]. *
	15	Supervision and Administration Agreement dated October 20, 2008. 37/
	16	Amended and Restated Supervision and Administration Agreement dated July 2, 2018. 8/
	17	Supervision and Administration Agreement with respect to certain Global X Funds dated September 25, 2019. 11/
	18	Amended and Restated Schedule A dated September 30, 2025 to the Amended and Restated Supervision and Administration Agreement dated July 2, 2018. 45/
	19	Amended and Restated Schedule A dated September 30, 2025 to the Amended and Restated Supervision and Administration Agreement dated September 25, 2019. 45/
	20	Amended and Restated Schedule A dated [ ] to the Amended and Restated Supervision and Administration Agreement. *
	21	Sub-Administration Agreement with SEI Investments Global Fund Services dated November 25, 2008. 37/
	22	Amendment Number Twenty-Six dated February 1, 2016 to Sub-Administration Agreement. 5/
	23	Amendment Number Thirty-One dated February 17, 2017 to Sub-Administration Agreement. 6/
	24	Amendment Number Thirty-Seven dated February 21, 2019 to Sub-Administration Agreement. 10/
	25	Amendment Number Forty-Two dated July 1, 2020 to Sub-Administration Agreement (redacted). 14/
	26	Amendment Number Fifty dated February 25, 2022 to Sub-Administration Agreement (redacted). 20/
	27	Amendment Number Fifty-Two (Schedule II and III) dated September 1, 2022 to Sub-Administration Agreement. 22/
	28	Form of Amendment Number Sixty-One (Schedule III) to Sub-Administration Agreement. 36/
	29	Amendment Number Sixty-Three (Schedule I) dated January 24, 2025 to Sub-Administration Agreement. 37/
	30	Amendment Number Sixty-Four (Schedule I) dated March 4, 2025 to Sub-Administration Agreement. 37/
	31	Amendment Number Sixty-Seven (Schedule I) dated September 30, 2025 to Sub-Administration Agreement. 45/
	32	Amendment Number [ ] (Schedule I) dated [ ] to Sub-Administration Agreement. *
	33	Amended and Restated Sub-License Agreement dated November 4, 2013. 9/
	34	Index License Agreement dated April 15, 2022. 21/
	35	Index License Agreement Amendment Exhibit A dated September 18, 2024. 36/
	36	Expense Limitation Agreement for Global X S&P 500® Quality Dividend ETF. 11/
	37	Expense Limitation Agreement for Global X Russell 2000 Covered Call & Growth ETF. 34/
	38	Expense Limitation Agreement for Global X Information Technology Covered Call & Growth ETF. 36/
	39	Expense Limitation Agreement for Global X SuperDividend® ETF. 36/
	40	Form of Rule 12d1-4 Fund of Funds Investment Agreement. 41/
(i)	1	Not applicable.
(j)		Initial Capital Agreement. 3/
(k)	1	Distribution and Service Plan dated September 26, 2008. 37/
	2	Amended and Restated Schedule A to the Distribution and Service Plan dated September 30, 2025. 45/
	3	Amended and Restated Schedule A to the Distribution and Service Plan dated [ ]. *
(l)		Not applicable.
14

(n)		Not applicable.
(o)	1	Code of Ethics of Global X Funds and Global X Management Company LLC. 24/
	2	Code of Ethics of Distributor. 4/
	3	Code of Ethics of Mirae Asset Global Investments (USA) LLC. 15/
	4	Code of Ethics of Mirae Asset Global Investments (Hong Kong) Limited. 27/
	5	Powers of Attorney dated September 18, 2024. 35/

**Filed herein.
*To be filed by Amendment.

1/ Incorporated by reference from the Registrant’s initial Registration Statement, SEC File No. 333-151713, filed June 17, 2008.

2/ Incorporated by reference from the Registrant’s Post-effective Amendment #667, SEC File No. 333-151713, filed February 24, 2022.

3/ Incorporated by reference from the Registrant’s Pre-effective Amendment #2, SEC File No. 333-151713, filed October 27, 2008.

4/ Incorporated by reference from the Registrant’s Post-effective Amendment #2, SEC File No. 333-151713, filed January 20, 2009.

5/ Incorporated by reference from the Registrant's Post-effective Amendment # 331, SEC File No. 333-151713, filed March 24, 2016.

6/ Incorporated by reference from the Registrant's Post-effective Amendment # 424, SEC File No. 333-151713, filed March 1, 2017.

7/ Incorporated by reference from the Registrant’s Post-effective Amendment # 525, SEC File No. 333-151713, filed July 3, 2018.

8/ Incorporated by reference from the Registrant’s Post-effective Amendment # 550, SEC File No. 333-151713, filed October 19, 2018.

9/ Incorporated by reference from the Registrant’s Post-effective Amendment #573, SEC File No. 333-151713, filed April 2, 2019.

10/ Incorporated by reference from the Registrant’s Post-effective Amendment #582, SEC File No. 333-151713, filed September 3, 2019.
11/ Incorporated by reference from the Registrant’s Post-effective Amendment #587, SEC File No. 333-151713, filed September 25, 2019.

12/ Incorporated by reference from the Registrant’s Post-effective Amendment #591, SEC File No. 333-151713, filed February 24, 2020.

13/ Incorporated by reference from the Registrant’s Post-effective Amendment #599, SEC File No. 333-151713, filed May 20, 2020.

14/ Incorporated by reference from the Registrant’s Post-effective Amendment #616, SEC File No. 333-151713, filed August 24, 2020.

15/ Incorporated by reference from the Registrant’s Post-effective Amendment #626, SEC File No. 333-151713, filed September 29, 2020.

16/ Incorporated by reference from the Registrant’s Post-effective Amendment #633, SEC File No. 333-151713, filed January 26, 2021.
15

17/ Incorporated by reference from the Registrant’s Post-effective Amendment #647, SEC File No. 333-151713, filed July 20, 2021.

18/ Incorporated by reference from the Registrant’s Post-effective Amendment #649, SEC File No. 333-151713, filed August 6, 2021.

19/ Incorporated by reference from the Registrant’s Post-effective Amendment #658, SEC File No. 333-151713, filed November 9, 2021.

20/ Incorporated by reference from the Registrant’s Post-effective Amendment #671, SEC File No. 333-151713, filed April 5, 2022.

21/ Incorporated by reference from the Registrant’s Post-effective Amendment #674, SEC File No. 333-151713, filed April 22, 2022.

22/ Incorporated by reference from the Registrant’s Post-effective Amendment #681, SEC File No. 333-151713, filed September 23, 2022.

23/ Incorporated by reference from the Registrant’s Post-effective Amendment #683, SEC File No. 333-151713, filed September 27, 2022.

24/ Incorporated by reference from the Registrant’s Post-effective Amendment #685, SEC File No. 333-151713, filed November 3, 2022.

25/ Incorporated by reference from the Registrant’s Post-effective Amendment #686, SEC File No. 333-151713, filed November 23, 2022.

26/ Incorporated by reference from the Registrant’s Post-effective Amendment #707, SEC File No. 333-151713, filed February 27, 2023.

27/ Incorporated by reference from the Registrant’s Post-effective Amendment #716, SEC File No. 333-151713, filed March 29, 2023.

28/ Incorporated by reference from the Registrant’s Post-effective Amendment #721, SEC File No. 333-151713, filed April 11, 2023.

29/ Incorporated by reference from the Registrant’s Post-effective Amendment #722, SEC File No. 333-151713, filed April 20, 2023.

30/ Incorporated by reference from the Registrant’s Post-effective Amendment #729, SEC File No. 333-151713, filed June 15, 2023.

31/ Incorporated by reference from the Registrant’s Post-effective Amendment #742, SEC File No. 333-151713, filed July 31, 2023.

32/ Incorporated by reference from the Registrant’s Post-effective Amendment #769, SEC File No. 333-151713, filed January 29, 2024.

33/ Incorporated by reference from the Registrant’s Post-effective Amendment #775, SEC File No. 333-151713, filed February 23, 2024.

34/ Incorporated by reference from the Registrant’s Post-effective Amendment #785, SEC File No. 333-151713, filed April 17, 2024.

35/ Incorporated by reference from the Registrant’s Post-effective Amendment #804, SEC File No. 333-151713, filed September 19, 2024.

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36/ Incorporated by reference from the Registrant’s Post-effective Amendment #806, SEC File No. 333-151713, filed December 4, 2024.

37/ Incorporated by reference from the Registrant’s Post-effective Amendment #814, SEC File No. 333-151713, filed March 26, 2025.

38/ Incorporated by reference from the Registrant’s Post-effective Amendment #821, SEC File No. 333-151713, filed May 28, 2025.

39/ Incorporated by reference from the Registrant’s Post-effective Amendment #822, SEC File No. 333-151713, filed May 28, 2025.

40/ Incorporated by reference from the Registrant’s Post-effective Amendment #825, SEC File No. 333-151713, filed June 30, 2025.

41/ Incorporated by reference from the Registrant’s Post-effective Amendment #827, SEC File No. 333-151713, filed July 29, 2025.

42/ Incorporated by reference from the Registrant’s Post-effective Amendment #828, SEC File No. 333-151713, filed August 1, 2025.

43/ Incorporated by reference from the Registrant’s Post-effective Amendment #831, SEC File No. 333-151713, filed August 29, 2025.

44/ Incorporated by reference from the Registrant's Post-effective Amendment #834, SEC File No. 333-151713, filed September 17, 2025.

45/ Incorporated by reference from the Registrant's Post-effective Amendment #837, SEC File No. 333-151713, filed September 30, 2025.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

Section 3 of Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(2) to the Registrant’s Registration Statement provides that, subject to the exceptions and limitations contained in the By-Laws, each Trustee or officer of the Registrant (“Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust and against amounts paid or incurred by him or her in the settlement thereof; and that expenses in connection with the defense of any proceeding of the character described above shall be advanced by the Trust to the Covered Person from time to time prior to final disposition of such proceeding to the fullest extent permitted by law. No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.

The Registrant’s financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Registrant, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Registrant’s personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

Expenses in connection with the defense of any proceeding of the character described in paragraph (a) of Section 3 may be advanced by the Registrant (or its series) from time to time prior to final disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Registrant (or series) if
17

it is ultimately determined that he is not entitled to indemnification under Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither “interested persons” of the Registrant nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

Section 2 of Article VII of the Registrant’s By-Laws filed as Exhibit (b) to the Registrant’s Registration Statement further provides that, with respect to indemnification of the Trustees and officers, the Registrant shall, subject to certain exceptions and limitations, indemnify its Trustees and officers to the fullest extent consistent with state law and the 1940 Act. Without limitation of the foregoing, the Registrant shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Registrant, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Registrant may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The indemnification and other rights provided by Article VII shall continue as to a person who has ceased to be a Trustee or officer of the Registrant. In no event will any revision, amendment or change to the By-Laws affect in any manner the rights of any Trustee or officer of the Trust to receive indemnification by the Trust against all liabilities and expenses reasonably incurred or paid by the Trustee or officer in connection with any proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust (including any amount paid or incurred by the Trustee or officer in the settlement of such proceeding) with respect to any act or omission of such Trustee or officer that occurred or is alleged to have occurred prior to the time such revision, amendment or change to the By-Laws is made.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Section 7 of Article III of the Registrant’s Declaration of Trust, filed as Exhibit (a)(2) to the Registrant’s Registration Statement, also provides for the indemnification of shareholders of the Registrant. Section 7 states as follows:

If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Trust nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Trust.

18

Item 31. Business and Other Connections of the Investment Adviser

(a) Global X Management Company LLC ("GXMC") serves as investment adviser to the Fund and provides investment supervisory services. GXMC is an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co. Ltd. Information as to the officers and directors of GXMC is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-69093) and is incorporated herein by reference.

Set forth below is a list of officers and directors of GXMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Ryan O'Connor, Chief Executive Officer	Chief Executive Officer, GXMC (since 4/2024); Global Head of ETF Product, Goldman Sachs Asset Management (2021-2024)
Joseph Costello, Chief Compliance Officer	Chief Compliance Officer, GXMC (since 9/2016)
Alex Ashby, Chief Operating Officer	Chief Operating Officer, GXMC (since 11/2023); Interim Chief Financial Officer, GXMC (3/2024-4/2024); Head of Product Development, GXMC (2019-2024)
Eric Olsen, Head of Finance	Head of Finance, GXMC (since 4/2024); Director of Accounting, SEI Investment Manager Services (2021 to 4/2024)
Jasmin Ali, Secretary and General Counsel	Secretary, GXMC (since 8/2024); General Counsel, GXMC (since 6/2024); Associate, Simpson Thacher & Bartlett LLP (7/2021-6/2024)

(b) Mirae Asset Global Investments (USA) LLC serves as the sub-advisor for the Global X Emerging Markets Bond ETF and the Global X Investment Grade Corporate Bond ETF. Mirae Asset Global Investments (USA) LLC, an indirectly majority-owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2008 for the purpose of providing advisory services to investment companies and other clients.

Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (USA) LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Joon Hyuk Heo, CFA, Co-Chief Executive Officer since December 2022; Head of Global Fixed Income Investments since May 2011; Chief Compliance Officer since July 2025	None
Thomas Park, Co-Chief Executive Officer since December 2022	None

(c) Mirae Asset Global Investments (Hong Kong) Limited serves as the sub-advisor for the Global X Emerging Markets ex-China ETF and Global X Emerging Markets Great Consumer ETF. Mirae Asset Global Investments (Hong Kong) Limited, a wholly owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2003 and is responsible for managing the wider Mirae Asset Group's Asia Pacific ex-Japan equity products and for sales and distribution activities in the Asia Pacific region.

Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (Hong Kong) Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

19

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Wanyoun Cho and Director since January 2023	None
Olivia Chan, Chief Compliance Officer since January 2024	None

Item 32. Principal Underwriters

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II, Ltd.	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund, Ltd.	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund, LP	January 1, 2011
New Covenant Funds	March 23, 2012
KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund, LP	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
20

SEI Vista Fund, Ltd.	January 20, 2021
Wilshire Private Assets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022
SEI Global Private Assets VI, L.P.	July 29, 2022
Quaker Investment Trust	June 8, 2023
SEI Alternative Income Fund	September 1, 2023

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Position and Offices with Registrant
Paul F. Klauder	President, Chief Executive Officer & Director	—
John C. Munch	General Counsel & Secretary	—
William M. Doran	Director	—
John Alshefski	Director	—
Kevin Crowe	Director	—
Jason McGhin	Vice President & Chief Operations Officer	—
John P. Coary	Vice President, Chief Financial Officer & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Assistant Secretary & Anti-Money Laundering Officer	—
William M. Martin	Vice President	—
Christopher Rowan	Vice President	—
Judith A. Rager	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—
21

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the: (a) Registrant; (b) Investment Adviser; (c) Principal Underwriter; (d) Administrator; (e) Transfer Agent/Custodian; and (f) Investment Sub-Adviser. The address of each is as follows:

(a)	Registrant Global X Funds 605 3rd Avenue, 43rd Fl New York, NY 10158
(b)	Investment Adviser Global X Management Company LLC 605 3rd Avenue, 43rd Fl New York, NY 10158
(c)	Principal Underwriter SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
(d)	Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
(e)	Custodian and Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, New York 10286 Custodian and Transfer Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110
(f)
Investment Sub-Adviser
Mirae Asset Global Investments (USA) LLC
1212 Avenue of the Americas, 10th Fl
New York, NY 10036

Investment Sub-Adviser
Mirae Asset Global Investments (Hong Kong) Limited
Unit 1101, 11/F, Lee Garden Three
1 Sunning Road
Causeway Bay, Hong Kong

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

22

EXHIBIT LIST

23

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus contains information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Shares of the Fund are listed for trading on a national securities exchange. The market price for a Share of the Fund may be different from the Fund's most recent NAV. ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track the Underlying Index. Similar to shares of an index mutual fund, each Share of the Fund represents an ownership interest in an underlying portfolio of securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in Creation Unit increments. Also, unlike shares of a mutual fund, Shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program. An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund's portfolio and the Underlying Index resulting from the Fund's legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index.

The investment objective of the Fund is to seek to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the [Solactive Rare Earth & Critical Materials Index] (the "Underlying Index"). The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Adviser anticipates that, generally, the Fund will hold all of the securities that comprise its Underlying Index in proportion to their weightings in such Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a sample of securities in its Underlying Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Fund's Underlying Index, purchase securities not in the Fund's Underlying Index that the Adviser believes are appropriate to substitute for certain securities in such Underlying Index or utilize various combinations of other available investment techniques in seeking to replicate, as closely as possible, before fees and expenses, the price and yield performance of the Fund's Underlying Index. In addition, the Fund may also invest in equity index futures for cash flow management purposes and as a portfolio management technique. The Fund may sell securities that are represented in its Underlying Index in anticipation of their removal from such Underlying Index or purchase securities not represented in its Index in anticipation of their addition to such Underlying Index. The Fund's investment objective and its Underlying Index may be changed without shareholder approval upon at least 60 days prior written notice to shareholders.] The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated.

24

A FURTHER DISCUSSION OF PRINCIPAL RISKS

The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk

The returns from the types of securities and/or assets in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. The assets in the Underlying Index may under-perform investments that track other markets, segments, sectors or assets. Different types of assets tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

China A-Shares Risk

A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a QFII or a RQFII license, as well as through the Stock Connect Programs. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Trading suspensions in certain stocks could lead to greater market execution risk, valuation risks, liquidity risks and costs for the Fund, as well as for Authorized Participants that create and redeem Creation Units of the Fund. The SSE and SZSE currently apply a daily limit of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time. Additionally, during instances where aggregate limits on foreign ownership are exceeded. the Fund may be unable to purchase additional equity securities of a particular company. This could increase the Fund’s tracking error and/or cause the Fund to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Given that the A-share market is considered volatile and unstable (with the risk of widespread trading suspensions or government intervention), the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Depositary Receipts Risk

The Fund may invest in depositary receipts, such as ADRs and GDRs. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies. For additional details on these risks, please see Foreign Securities Risk. Moreover, depositary receipts may not track the price of the underlying foreign securities on which they are based. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary.

Equity Securities Risk

The Fund may invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Investments in equity securities may be more volatile than investments in other asset classes.

Associated Risks Related to Investing in Rare Earth & Critical Materials Companies

The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of Rare Earth & Critical Materials Companies. Rare earth and critical materials are considered instrumental to the development and production of one or more critical technologies. Compared to base metals, they have more specialized uses. Rare earth elements are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. Consequently, the demand for rare earth and critical materials has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. A reduction of demand for the technologies that utilize rare earth
25

and critical materials, or of the materials themselves, would have an adverse impact on the Fund. Companies involved in the various activities that are related to the mining, production, recycling, mineral sands, processing and/or refining of rare earth and critical materials may include medium-, small-, and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth and critical materials, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, trade policy, energy conservation efforts, changes to critical materials, the success of exploration projects, changes in exchange rates, commodity prices, tax and other government regulations, depletion of resources, labor relations, and mandated expenditures for safety and pollution control devices. The mining, production, recycling, processing and/or refining of rare earth and critical materials can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth and critical materials are rising. In addition, companies involved in the various activities that are related to the mining, production, recycling, processing and/or refining of rare earth and critical materials may be at risk for environmental damage claims.

Capitalization Risk

Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk

Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk

Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk

The Fund may invest a significant percentage of its assets in small-capitalization companies. If it does so, it may be subject to certain risks associated with small-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Cash Transaction Risk

Unlike most ETFs, the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund currently intends to effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.
26

Commodity Exposure Risk

To the extent that its Underlying Index invests in, or otherwise has exposure to, securities and markets that are susceptible to fluctuations in certain commodity markets, any negative changes in commodity markets could have a great impact on the Fund. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Commodity Price Relationship Risk

The Underlying Index measures the performance of companies engaged in a particular industry and not the performance of commodities prices themselves. Companies may under- or over-perform commodities prices over the short-term or the long-term.

Currency Risk

Foreign currencies are subject to risks, which include changes in the debt level and trade deficit of the country issuing the foreign currency; inflation rates of the United States and the country issuing the foreign currency; investors’ expectations concerning inflation rates; interest rates of the United States and the country issuing the foreign currency; investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations.

In addition, a foreign currency in which the Fund invests may not maintain its long-term value in terms of purchasing power in the future. When the price of a foreign currency in which the Fund invests declines, it may have an adverse impact on the Fund.

Foreign exchange rates are influenced by the factors identified above and may also be influenced by: changing supply and demand for a particular currency; monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries); changes in balances of payments and trade; trade restrictions; and currency devaluations and revaluations. Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices directly. These events and actions are unpredictable. The resulting volatility in the USD/foreign currency exchange rate could materially and adversely affect the performance of the Fund.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and in the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. Generally, the less developed a country’s securities market, the greater the likelihood of custody problems occurring.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund, Authorized Participants, or service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

Cybersecurity incidents can result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyber attacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., by “hacking” or “phishing”). Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). In addition, cyber-attacks may render records of Fund assets
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and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. Although the Fund’s service providers may have established business continuity plans and risk management systems to mitigate cybersecurity risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. The Fund and its shareholders could be negatively impacted as a result.

The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber attacks and exacerbate the risks.

Focus Risk

In following its methodology, the Underlying Index may be focused to a significant degree in securities of issuers in a particular industry or group of industries and/or may have significant exposure to one or more sectors. To the extent that the Underlying Index focuses in the securities of issuers in such an area, the Fund will also focus its investments to approximately the same extent. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, and the Fund will face greater risk than if it were diversified broadly over numerous such areas. Such heightened risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. In addition, at times, such industry, group of industries or sector may be out of favor and underperform other such categories or the market as a whole.

Risks Related to Investing in the Materials Sector

Issuers in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations, over-production, litigation and government regulations, among other factors. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

Risks Related to Investing in the Metals and Mining Industry

Because the Fund invests in stocks and depositary receipts of U.S. and foreign companies that are involved in the mining industry, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of companies in the mining industry. Also, mining companies are highly dependent on the price of the commodity they produce. These prices may fluctuate substantially over short periods of time; therefore the Fund’s Share price may be more volatile than other types of investments. In particular, a drop in the price of a given commodity could adversely affect the profitability of mining companies and their ability to secure financing. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest).

Foreign Securities Risk
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The Fund’s assets may be invested within the equity markets of countries outside of the United States. These markets are subject to special risks associated with foreign investment, including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; restrictions placed on U.S. investors by U.S. regulations governing foreign investments; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; weaker accounting, disclosure and reporting requirements; and legal principles relating to corporate governance and directors’ fiduciary duties and liabilities. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of the Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's Shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s Shares and the underlying value of those shares.

Geographic Risk

Geographic risk is the risk that the Fund’s assets may be focused in countries located in the same geographic region. This investment focus will subject the Fund to risks associated with that particular region, or a region economically tied to that particular region, such as a natural, biological or other disaster. Outbreaks of contagious viruses and diseases may reduce business activity or disrupt market activity, and have the potential to exacerbate market risks in the countries and regions in which they occur. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Argentina

Argentina’s economy is heavily dependent on exports and commodities, making the economy susceptible to fluctuations in commodity markets and sensitive to its relationships with key trading partners. Argentina’s key trading and foreign investment partners are Brazil, China and the U.S. Reduction in spending on Argentinean products and services, or changes in China, the U.S., or any of the Latin American economies, trade regulations or currency exchange rates may adversely impact the Argentinean economy.

Argentina has experienced a high level of debt and public spending. Argentina’s default on its debt in 2001 and 2020 continues to impact the confidence of investors in Argentina, which might adversely impact returns in the Fund. In 2014, minority bondholders of Argentina’s previously defaulted debt sought, and won, an injunction that prohibited Argentina from repaying bonds that had been renegotiated, unless they simultaneously paid the holdout minority bondholders their full amount due as well. As a result, the Argentinian government, in 2014, subsequently entered a technical default on its debt. In 2016, after a series of court appeals and negotiations, the government and minority bondholders entered into a settlement to resolve the dispute. Further defaults, potential debt renegotiations with the IMF or other international creditors, and related actions by Argentina may continue to impact the confidence of investors in Argentina, which could limit the government’s ability to borrow in the future.

Argentina has experienced periods of significant political instability and certain sectors and regions of Argentina experience high unemployment, which may cause downturns in the Argentinean market and adversely impact investments in the Fund. Uncertainty over direction of Argentina’s economic reforms can emerge abruptly with the resignation or dismissal of the Minister of Economy. Heavy regulation of labor and product markets is pervasive in Argentina and may stifle Argentinean economic growth or contribute to prolonged periods of recession. Argentina has privatized, certain industries, which may lose money or be re-nationalized. In the past, Argentina’s government decided to partially nationalize YPF S.A., Argentina’s largest energy company.

Argentina has previously imposed capital controls that affected the inflow and repatriation of capital and the free transfer of securities. If such capital controls are reinstituted, or if new capital controls are implemented, it could disrupt the creation/redemption process, which could affect the trading of Fund shares, resulting in Fund shares trading at a price that is materially different from NAV. Argentina is currently implementing a system of multiple exchange
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rates in a bid to prevent devaluation of the Argentinian Peso. The addition of new exchange rates for various purposes or adjustments to tax policies for the aforementioned rates is subject to change.

Risk of Investing in Chile

Investment in Chilean issuers involves risks that are specific to Chile, including, legal, regulatory, political, environmental and economic risks. Chile’s economy is export-dependent and relies heavily on trading relationships with certain key trading partners, including China, Brazil, Japan, South Korea, the U.S., Argentina and Germany. Future changes in the price or the demand for Chilean exported products by China, Brazil, Japan, South Korea, the U.S., Argentina and Germany, changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Chilean economy and the issuers to which the Fund has exposure.

Risk of Investing in China

The Chinese economy is subject to a considerable degree of economic, political and social instability.

Political and Social Risk

The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. There is also a greater risk in China than in many other countries of currency fluctuations, currency nonconvertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality, rapidly aging population and significant environmental issues also are factors that may affect the Chinese economy. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy.

Heavy Government Control and Regulation

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, government control over certain sectors or enterprises and significant regulation of investment and industry is still pervasive, including restrictions on investment in companies or industries deemed to be sensitive to particular national interests, and the Chinese government may restrict foreign ownership of Chinese corporations and/or the repatriation of assets by foreign investors. Chinese companies that maintain large amounts of sensitive data or produce some form of adverse social cost are particularly at risk as the government moves forward with the Common Prosperity agenda. Limitations or restrictions on foreign ownership of securities may have adverse effects on the liquidity and performance of the Fund and could lead to higher tracking error. Chinese government intervention in the market may have a negative impact on market sentiment, which may in turn affect the performance of the Chinese economy and the Fund’s investments. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, lack of publicly-available information, and political and social instability.

Economic Risk

The Chinese economy has grown rapidly in the recent past and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other factors, a deterioration in global demand for Chinese exports, a systemic failure in the property sector, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates.

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Elevated geopolitical tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods, the imposition of trade and non-trade related barriers for certain Chinese companies, and increased international pressure related to Chinese trade policy, forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory or legal actions, such as purchasing restrictions, blacklisting, sanctions, tariffs, forced divestment or spin-offs, or other trade or business restrictions or controls, being contemplated or imposed in the U.S. or in China that could negatively impact the performance of companies held by the Fund and/or impact the Fund’s ability to invest in certain companies. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the Chinese issuers of securities in which the Fund invests. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce’s Bureau of Industry and Security’s “Entity List,” which is a list of companies believed to pose a national security risk to the U.S. U.S. investors may also be barred by U.S. authorities from investing in certain companies, including those with ties to the military, intelligence, and security services in China. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions. Public health crises or major health-related developments may have a substantial impact on the Chinese economy or holdings in the Fund. Outbreaks of contagious viruses and diseases, including the novel viruses commonly known as SARS, MERS, COVID-19 (Coronavirus), and avian flu, may reduce business activity or disrupt market activity, and have the potential to exacerbate market risks such as volatility in exchange rates or the trading of Chinese securities listed domestically or abroad. Likewise, factories, ports, and critical infrastructure in China may close to limit contagion risk. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Foreign investors’ access to domestic markets may also be limited during such health crises, especially if domestic exchanges are closed for an extended period. Market closures could interfere with the orderly trading or settlement mechanisms of Chinese securities listed domestically or abroad. The Chinese economy or holdings in the Fund may also be adversely impacted should health crises create political uncertainty or social unrest. The implications of such health crises are difficult to ascertain but may put strain on China’s supply chains, trading relationships, and international relations.

Expropriation Risk

The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Security Risk

China has strained international relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities, defense concerns and other security concerns. Relations between China’s Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy. In addition, conflict on the Korean Peninsula could adversely affect the Chinese economy.

Tax Risk

China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Hong Kong Political Risk

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Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening of control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments

For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value. China considers Taiwan a breakaway province and has not ruled out the use of force to bring it back under its control. Any escalation in tension, such as military exercises or threats, can lead to market volatility.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries. Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will be enforced or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Emerging Markets

The securities markets of emerging market countries may be less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation and not be subject to as extensive and frequent accounting,
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financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case. Issuers and securities markets in emerging markets are generally not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the developed markets. In particular, the assets and profits appearing on the financial statements of emerging market issuers may not reflect their financial position or results of operations in the same manner as financial statements for developed market issuers. Substantially less information may be publicly available about emerging market issuers than is available about issuers in developed markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies.

Emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin America, and Africa. Emerging markets typically are classified as such by lacking one or more of the following characteristics: sustainability of economic development, large and liquid securities markets, openness to foreign ownership, ease of capital inflows and outflows, efficiency of the market’s operational framework, and/or stability of the institutional framework. The Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions, such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin American and other countries), the Fund may invest in such countries through other investment funds in such countries. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Many emerging market countries have experienced currency devaluations, substantial (and, in some cases, extremely high) rates of inflation, and economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging market countries. Economies in emerging market countries generally are dependent upon commodity prices and international trade and, accordingly, have been, and may continue to be, affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result, emerging market countries are particularly vulnerable to downturns of the world economy.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Emerging markets may also face other significant internal or external risks, including the risk of war, terrorism, or other social or political conflicts. Many emerging market countries have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political, social, and public health developments may result in sudden and significant investment losses. Many emerging markets may be underprepared for global health crises, such as the outbreak of COVID-19. These developments may result in increased market volatility, disruptions to business operations and supply chains, and restrictions on travel.
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Investing in emerging market countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China.

As a result of heightened geopolitical tensions, various countries have imposed economic sanctions, imposed non-trade barriers and renewed existing economic sanctions on specific emerging markets and on issuers within those markets. These non-trade barriers consist of prohibiting certain securities trades, prohibiting certain private transactions in certain sectors and with respect to certain companies, asset freezes, and prohibition of all business, against certain individuals and companies. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect certain emerging markets in the future. These actions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, sanctions may require the Fund to freeze its existing investments, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of the Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. Actions barring some or all transactions with a specific company will likely have a substantial, negative impact on the value of such company’s securities. These sanctions may also lead to changes in the Fund’s Underlying Index. The Fund’s index provider may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the Fund will rebalance its portfolio to bring it in line with its Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error. The Fund’s investment in emerging market countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in such countries.

Settlement and clearance procedures in emerging market countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Fund.

The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Fund’s use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, all or a significant portion of the Fund's currency exposure in emerging market countries may not be covered by such instruments.

Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of
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days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Risk of Investing in Mexico

Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on, among other factors, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. For example, lower oil prices have negatively impacted Petróleos Mexicanos, the Mexican state-owned petroleum company, which accounts for a significant percentage of the Mexican government’s tax revenue. Mexico has experienced adverse economic impacts as a result of earthquakes and hurricanes, as well as outbreaks of violence. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates.
Political and Social Risk

Mexico has been destabilized by local insurrections, social upheavals, drug related violence, and the public health crisis related to the COVID-19 outbreak. Recurrence of these or similar conditions may adversely impact the Mexican economy. Mexican elections have been contentious and have been closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability.

Currency Instability Risk

Historically, Mexico has experienced substantial economic instability resulting from, among other factors, periods of very high inflation and significant devaluations of the Mexican currency, the peso.

Relations with the United States

Political developments in the U.S. have raised potential implications for the trade arrangements between the U.S. and Mexico, which could negatively affect the value of securities held by the Fund. The recent judicial reform in Mexico raises concerns about the erosion of judicial independence, potentially undermining the rule of law and increasing uncertainty for investors. This could deter foreign investment and hinder economic growth, as businesses seek more stable and predictable legal environments.

Risk of Investing in South Africa

South Africa’s two-tiered economy, with one rivaling developed countries and the other exhibiting many characteristics of developing countries, is characterized by uneven distribution of wealth and income and high rates of unemployment. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. In addition, South Africa’s inadequate currency reserves have left its currency vulnerable, at times, to devaluation. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. Heavy regulation of labor and product markets is pervasive and may stifle South African economic growth or cause prolonged periods of recession. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. In recent years, an unstable electricity supply in South Africa has stifled economic growth, which may adversely affect the value of the Fund’s investments. Any resurgence in power outages due to the aging infrastructure and policy challenges in the energy sector could disrupt businesses and hinder economic growth. Furthermore, the implementation of land reform policies, particularly those involving expropriation without compensation, creates legal and economic uncertainty for investors, potentially deterring capital inflows and impacting sectors reliant on land.

Indexing Strategy Risk

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The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits, and the Adviser does not otherwise attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk

There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk

The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, the Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. While the Fund is passively managed, implementation of the Fund’s principal investment strategy may result in tracking error risk, which is described below. The ability of the Adviser to successfully implement the Fund’s investment strategies will influence the Fund’s performance significantly.

Tracking Error Risk

Tracking error is the divergence of the Fund's performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences (including differences between a security's price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

International Closed Market Trading Risk

To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Investable Universe of Companies Risk

The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk
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Issuer risk is the risk that any of the individual companies that the Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline.

Market Risk

Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Beginning in early 2025, the U.S. government’s threats to impose tariffs on goods from Mexico and Canada has heightened tension among trading partners. Further, in response to the U.S. government’s announcement of tariffs on goods from China, the Chinese government has countered with tariffs on U.S. goods, marking the beginning of a potential trade war between the countries. Tariffs on imported goods may increase the cost of certain products and household items, which may in turn dampen consumer spending and result in decreased confidence in the markets. The possibility of additional tariffs being imposed or the outbreak of a trade war may further adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. This increases the risk that monetary policy may provide less support should economic growth slow. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk

The Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that the Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Operational Risk

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures.

With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Disruptions of the systems of the Adviser and the Fund’s distributor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants, or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, technological or other disruptions to the Fund’s operations, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

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The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.
Risks Associated with Exchange-Traded Funds

As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk

The Fund has a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with the Fund's distributor may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, and no other Authorized Participant is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and/or at wider intraday bid-ask spreads, and may possibly face trading halts and/or delisting from the Fund's exchange.

Large Shareholder Risk

Certain shareholders, including an Authorized Participant, the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Additionally, from time to time an Authorized Participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund's exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk

The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's Shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks

Absence of Active Market

Although Shares of the Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for the Shares will develop or be maintained.

Risks of Secondary Listings

The Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such exchange or in any market or that the Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their brokers direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

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Only Authorized Participants who have entered into agreements with the Fund's distributor may engage in creation or redemption transactions directly with the Fund. Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares from Authorized Participants. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below NAV. The per share NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in the Fund's NAV as well as market supply and demand. The trading prices of the Fund's Shares may deviate significantly from NAV during periods of market volatility or when the Fund has relatively few assets or experiences a lower trading volume. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. Any of these factors may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Risks Related to Stock Connect Programs

Investing in securities through Stock Connect Programs is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. The Stock Connect Programs are subject to daily and aggregate quota limitations, which limit the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading mainland Chinese listed securities and mainland Chinese investors trading Hong Kong listed securities trading through the relevant Stock Connect Program. The daily quota is not specific to the Fund and is utilized on a first-come-first-serve basis. As such, buy orders via the Stock Connect Programs could be rejected once the daily quota is exceeded. The daily quota may thereby restrict the Fund’s ability to invest through Stock Connect Programs on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. The daily quota is also subject to change. It is possible for securities eligible to be purchased via the Stock Connect Programs to lose such designation, which could impact the Fund's ability to pursue its investment strategy.

In order to comply with applicable local market rules and to facilitate orderly operations of the Fund, including the timely settlement of Stock Connect Program trades placed by or on behalf of the Fund, the Fund utilizes an operating model that may reduce the risks of trade failures; however, it will also allow Stock Connect Program trades to be settled without the prior verification by the Fund. Accordingly, this operating model may subject the Fund to additional risks, including an increased risk of inadvertently exceeding certain trade or other restrictions or limits placed on the Fund and/or its affiliates, and a heightened risk of erroneous trades, which may negatively impact the Fund. Additionally, the Shenzen and Shanghai markets
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may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions.

The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future. The securities regimes and legal systems of China and Hong Kong differ significantly, and issues may arise based on these differences. Different fees, costs and taxes are imposed on foreign investors acquiring securities through Stock Connect Programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other Chinese securities providing similar investment exposure.

Securities Lending Risk

The Fund may engage in lending its portfolio securities. The Fund may lend its portfolio securities to the extent noted in the section of the Fund's summary prospectus titled Principal Investment Strategies. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Tax Status Risk

The Fund intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company ("RIC"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may not earn more than 10% of its annual gross income from gains resulting from selling precious metals and other commodities. This could make it more difficult for the Fund to qualify as a RIC. If a portfolio were to distribute to its shareholders less than the minimum amount required for any year, the Fund would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders. In lieu of potential disqualification as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy this income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk

The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

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A FURTHER DISCUSSION OF OTHER RISKS

The Fund may also be subject to certain other risks associated with its investments and investment strategies.

Exclusion from the Definition of a Commodity Pool Operator Risk

With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Leverage Risk

Under the 1940 Act, the Fund is permitted to borrow from a bank up to 33 1/3% of its net assets for short term or emergency purposes. The Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a regulated investment company ("RIC") for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Fund. If the value of the Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of the Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Qualification as a Regulated Investment Company Risk

The Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might enter into borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the Fund makes such investments from borrowings) are likely to reduce the Fund’s return to investors.

Tax Treaty Reclaims Uncertainty

When the Fund receives dividend and interest income (if any) from issuers in certain countries, such distributions may be subject to partial withholding by local tax authorities in order to satisfy potential local tax obligations. The Fund may file claims to recover such withholding tax in jurisdictions where withholding tax reclaim is possible, which may be the case as a result of bilateral treaties between the United States and local governments. Whether or when the Fund will receive a withholding tax refund in the future is within the control of the tax authorities in such countries. The receipt of a refund of withholding tax would preclude claiming a foreign tax credit, to the extent available or applicable, with respect to such withholding tax. Where the Fund expects to recover withholding tax based on a continuous assessment of probability of recovery, the NAV of the Fund generally includes accruals for such tax refunds. The Fund continues to evaluate tax developments for potential impact to the probability of recovery. If the likelihood of receiving refunds materially decreases, for example due to a change in tax regulation or approach, accruals in the Fund’s NAV for such refunds may need to be written down partially or in full, which will adversely affect that Fund’s NAV. Investors in the Fund at the time an accrual is written down will bear the impact of any resulting reduction in NAV regardless of whether they were investors during the accrual period. Conversely, if a Fund receives a tax refund that has not been previously accrued, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.

PORTFOLIO HOLDINGS INFORMATION

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A description of the policies and procedures of Global X Funds® (the "Trust") with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund and Fund Fact Sheets providing information regarding the Fund's top holdings can be found at www.globalxetfs.com/explore/(click on the name of your Fund) and may be requested by calling 1-888-493-8631.

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC (the "Adviser") serves as the investment adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 605 3rd Avenue, 43rd Floor, New York, New York 10158. As of [ ], 2025, the Adviser provided investment advisory services for assets of approximately $[ ] billion.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees, the Adviser provides, or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Fund and also bears the costs of various third-party services required by the Fund, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement.

The Fund pays the Adviser a fee ("Management Fee") in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended [October 31, 2025], the Fund paid a monthly Management Fee to the Adviser at the annual rate set forth in the table below (stated as a percentage of the Fund's average daily net assets).

Fund	Management Fee
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)	0.59%

In addition, the Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Fund. Also, the Adviser, and not the shareholders of the Fund, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Adviser or its affiliates may pay compensation out of profits derived from the Adviser's Management Fee or other resources and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund Shares or the retention and/or servicing of Fund investors and Fund Shares ("revenue sharing"). These payments are in addition to any other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of "revenue sharing" payments include, but are not limited to, payments to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Adviser access to the financial institution's sales force; granting the Adviser access to the financial institution's conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser, from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make Shares of the Fund available to its customers and may allow the Fund greater access to the financial institution's customers.

Approval of Advisory Agreement

Discussions regarding the basis for the Board of Trustees' approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Fund are available in the Fund's report filed on Form N-CSR for the period ended [April 30] or [October 31], respectively.

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Portfolio Management

The Portfolio Managers who are currently responsible for the day-to-day management of the Fund's portfolio are Nam To, Wayne Xie, Vanessa Yang and Sandy Lu.

Nam To: Nam To, CFA, Portfolio Manager, joined the Adviser in July 2017. Prior to that, Mr. To was a Global Economics Research Analyst at Bunge Limited. Mr. To received his Bachelor of Arts in Philosophy and Economics from Cornell University and is a CFA charterholder.

Wayne Xie: Wayne Xie, Head of Portfolio Management, joined the Adviser in July 2018 as a Portfolio Management Associate. Previously, Mr. Xie was an Analyst at VanEck Associates on the Equity ETF Investment Management team from 2010 to 2018. Mr. Xie received his Bachelor of Science from the State University of New York at Buffalo in 2002.

Vanessa Yang: Vanessa Yang, CFA, Portfolio Manager, joined the Adviser in 2016 as a Portfolio Administrator. She was appointed to the portfolio management team in June 2019. Previously, Ms. Yang was a Portfolio Administrator at VanEck Associates from 2011 to 2014. Ms. Yang received her MS in Financial Engineering from Drucker School of Management and her BS in Economics from Guangdong University of Foreign Studies. She earned her CFA designation in April 2024.

Sandy Lu: Sandy Lu, CFA, Portfolio Manager, joined the Adviser in September 2021. Previously, Mr. Lu was a Portfolio Analyst and Junior Portfolio Manager at PGIM Fixed Income from 2014 to 2021. Mr. Lu received his Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania and is a CFA charterholder.

The SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Shares of the Fund.

DISTRIBUTOR

SEI Investments Distribution Co. ("Distributor") distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Fund trade on a national securities exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly-traded securities. There is no minimum investment for purchases made on a national securities exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the "spread," which is the difference between what professional investors are willing to pay for Shares (the "bid" price) and the price at which they are willing to sell Shares (the "ask" price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund's trading volume and market liquidity, and is generally lower if the Fund has significant trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of the Fund may be acquired or redeemed directly from the Fund only by Authorized Participants (as defined in the SAI) and only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section in the SAI.

Shares generally trade in the secondary market in amounts less than a Creation Unit. Shares of the Fund trade under the trading symbol listed for the Fund in the Fund Summary section of this Prospectus.

The Fund is listed on a national securities exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.
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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or "street name" form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Fund's trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve the Fund directly. A few institutional investors are authorized to purchase and redeem the Fund's Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund's trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by the Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Fund.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a Distribution and Services Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized capital gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for the Fund.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from the Fund. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
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Distributions. The Fund receives income and gains on its investments. The income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. The Fund intends to qualify as a RIC under the Code for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund's distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash or additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions received by individual shareholders of the Fund will be treated as qualifying dividends. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions received by individual shareholders of the Fund will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund's holdings may not be qualifying dividends.

A portion of distributions paid to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from the Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as "buying into a dividend."

You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

The Fund's investments in partnerships, including in partnerships defined as Qualified Publicly Traded Partnerships for tax purposes, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC's "required distribution" for the calendar year ending within the RIC's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if the Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (b) any amount on which the Fund pays income tax for the taxable year ending in the calendar year. Although the Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Fund intends to declare and pay these amounts in December (or in January, which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

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Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

Foreign Taxes. The Fund will be subject to foreign withholding taxes with respect to certain payments received from sources in foreign countries. If at the close of the taxable year more than 50% in value of the Fund's assets consists of stock in foreign corporations, the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against your U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called "wash sale" rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant's aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The Internal Revenue Service (the "IRS"), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible. Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan are not currently taxable but may be taxable when funds are withdrawn from the tax qualified plan unless the Shares were purchased with borrowed funds.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding at the applicable rate on dividends and gross sales proceeds paid to any shareholder (i) who has either provided an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the IRS, or (iii) who has failed to certify to the Fund, when required to do so, that he or she is not subject to backup withholding or is an "exempt recipient."

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Cost Basis Reporting. Federal law requires that shareholders' cost basis, gain/loss, and holding period be reported to the IRS and to shareholders on the Consolidated Form 1099s when "covered" securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, accurate cost basis and tax lot information must be maintained for tax reporting purposes. This information is not required for Shares that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

U.S. Tax Treatment of Foreign Shareholders. A non-U.S. shareholder generally will not be subject to U.S. withholding tax on gain from the redemption of Shares or on capital gain dividends (i.e., dividends attributable to long-term capital gains of the Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by the Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends if such amounts are reported by the Fund. Non-U.S. shareholders are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Non-U.S. shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act ("FATCA"), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares, however based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Consult Your Tax Professional. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV as of the regularly scheduled close of business of The Nasdaq Stock Market LLC (“NASDAQ” or the "Exchange") (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. The Fund may use various pricing services or discontinue the use of any pricing service.
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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "Securities Act")); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Fund's Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of the Fund's investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by the Index Provider may adversely affect the Fund's ability to track its Underlying Index.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the Exchange or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund's portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.

PREMIUM/DISCOUNT AND SHARE INFORMATION

Once available, information regarding how often the Shares of the Fund traded on a national securities exchange at a price above (i.e., at a premium to) or below (i.e., at a discount to) the NAV of the Fund; the Fund’s per share NAV, and the median bid-ask spread of the Shares can be found at www.globalxetfs.com.

TOTAL RETURN INFORMATION

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended [October 31, 2025].
“Annualized Total Returns” or "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.
The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the market prices of the Fund. The price used to calculate market prices is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and
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NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market prices and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Annualized Total Returns
Inception on 1/24/22 to [10/31/25]

	NAV	MARKET	UNDERLYING INDEX
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)	[(11.79)%]	[(11.74)%]	[(11.35)%]

Cumulative Total Returns
Inception to [10/31/25]

	NAV	MARKET	UNDERLYING INDEX
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)	[(29.35)%]	[(29.25)%]	[(28.38)%]

INFORMATION REGARDING THE INDEX AND THE INDEX PROVIDER

[Solactive Rare Earth & Critical Materials Index]

[The Solactive Rare Earth & Critical Materials Index (the "Underlying Index") is designed to provide exposure to companies that produce rare earth components, metals and other raw or composite materials that have been identified as being essential to critical technologies such as consumer electronics, electric vehicles, aircraft engines, energy storage, medical equipment, oil refining, automotive and chemical products, robotics and in military applications such as missiles and radar systems . Each material has been determined by Solactive AG, the provider of the Underlying Index (the “Index Provider”) to be a rare earth element and/or a material instrumental to the development and production of one or more critical technologies. Critical technologies refer to those technologies that are essential to the development and production of long-term, structural changes to existing products, services, industries, or sectors. Specifically, the Underlying Index will include securities issued by “Rare Earth & Critical Materials Companies” as defined by the Index Provider. Rare Earth & Critical Materials Companies are those companies that derive at least 50% of their revenues in aggregate from the exploration, mining, production and/or enhancement of one or more of the following ten materials categories: Carbon Fiber, Cobalt, Copper, Graphene & Graphite, Lithium, Manganese, Nickel, Platinum & Palladium, Rare Earth Elements, and Zinc (collectively, “Rare Earth & Critical Materials Categories”). Companies engaged in exploration and mining include those companies involved in locating and extracting rare earth elements and critical materials. Companies engaged in production include those companies involved in manufacturing, processing, and trading rare earth elements and critical materials for primary usage. Companies engaged in enhancement include those companies involved in refining, developing, and/or smelting materials to extract and purify rare earth elements and critical materials. As of [ ], 2025, the Underlying Index had [ ] constituents.

For the Lithium category, companies that derive greater than 25% but less than 50% of revenue from the production and/or processing of lithium are also eligible for inclusion (collectively, “Diversified Lithium Companies”). In addition, companies with primary business operations in the exploration, mining, production and/or enhancement of one or more of the Rare Earth & Critical Materials Categories, but which are not currently generating revenue, are also eligible for inclusion (collectively, “Pre-Revenue Rare Earth & Critical Materials Companies”). To determine whether a company has primary business operations in the exploration, mining, production and/or enhancement of one or more of the Rare Earth & Critical Materials Categories, the Index Provider reviews the public financial disclosures and filings of the company, and identifies the products and business segments disclosed therein. The Index Provider then reviews the management discussion and analysis, as well as the level of investment the company allocates to those products and segments, to determine whether those business operations are the primary operations of the company.

In constructing the Underlying Index, the Index Provider applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in each of the Rare Earth & Critical Materials Categories based on
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filings, disclosures, and other public information (e.g., regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm in each Rare Earth & Critical Materials Category, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues from one of the Rare Earth & Critical Materials Categories as described above, derive between 25% and 50% of their revenues from the Lithium category in the case of Diversified Lithium Companies, or have primary business operations in the exploration, mining, production and/or enhancement of one or more of the Rare Earth & Critical Materials Categories but do not currently generate revenues in the case of Pre-Revenue Rare Earth & Critical Materials Companies. The five highest-ranking Rare Earth & Critical Materials Companies and Pre-Revenue Rare Earth & Critical Materials Companies according to free float market capitalization from each Rare Earth & Critical Materials Category are included in the Underlying Index. For the Lithium category, the five highest-ranking Rare Earth & Critical Materials Companies, Pre-Revenue Rare Earth & Critical Materials Companies and Diversified Lithium Companies according to free float market capitalization are included. If fewer than five companies are identified that satisfy the above criteria within a Rare Earth & Critical Materials Category, all eligible companies are selected, and the category consists of fewer than five companies.

To be a part of the eligible universe of the Underlying Index, companies must be classified in one of the following Economies according to FactSet (a leading financial data provider that maintains a comprehensive structured taxonomy designed to offer precise classification of global companies and their individual business units): Basic Materials, Industrials, or Technology. In addition, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of [ ], 2025, companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than or equal to $1 million in order to be eligible for inclusion in the Underlying Index. As of [ ], 2025, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czechia, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Qatar, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, and the United Arab Emirates. As of [ ], 2025, the Underlying Index had significant exposure to Chinese issuers. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges. The Fund may invest in securities of issuers located in emerging markets.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 4%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified Lithium Companies and Pre-Revenue Rare Earth & Critical Materials Companies are subject to an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid-, small-, or micro-capitalization companies, and components primarily include materials companies.]

Disclaimer

Solactive AG is a leading company in the structuring and indexing business for institutional clients. Solactive AG runs the Solactive index platform. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive AG does not sponsor, endorse or promote any Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for the Fund.

Bank of New York Mellon is the custodian and transfer agent for the Fund.

Stradley Ronon Stevens & Young, LLP serves as counsel for the Trust and the Trust's Independent Trustees.

[ ] serves as the Fund's independent registered public accounting firm and has audited the financial statements for the Fund for the fiscal year ending [October 31, 2022, 2023, 2024 and 2025, as applicable] and for subsequent periods.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including among others, the Funds’ Adviser, sub-adviser(s) (as applicable), custodian(s), and transfer agent(s) who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements
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are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that investors should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

The Fund has commenced operations and has financial highlights for the fiscal year ended [October 31, 2025]. The financial highlights tables are intended to help investors understand the Fund’s financial performance since the Fund's inception. Certain information reflects financial results for a single Share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.

[ ] serves as the Fund's independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal years ended [October 31, 2022, 2023, 2024 and 2025] as applicable. The Fund's financial statements are available without charge upon request. The most recent report appears in the Fund's October 31, 2025 annual reports to shareholders, which is available without charge upon request.

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)††
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)
2025	[ ]	[ ]	[ ]	[ ]	[ ]			[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
2024	14.23	0.12	1.95	2.07	(0.18)	—	—	(0.18)	16.12	14.61	5,965	0.59	0.83	22.42
2023	18.07	0.34	(3.88)	(3.54)	(0.30)	—	—	(0.30)	14.23	(19.96)	7,684	0.59	1.84	36.55
2022(1)	23.75	0.45	(5.88)	(5.43)	(0.25)	—	—	(0.25)	18.07	(22.98)	3,433	0.60 †	2.72 †	25.34

*	Per share data calculated using average shares method.
**	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)	The Fund commenced operations on January 24, 2022.
Amounts designated as "—" are either $0 or have been rounded to $0.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by any national securities exchange. No national securities exchange makes any representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. No national securities exchange has any obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act. Registered investment companies may be permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not "underwriters" but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NASDAQ is satisfied by the fact that the prospectus is available at NASDAQ upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
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For more information visit our website at

www.globalxetfs.com

or call 1-888-493-8631

Investment Adviser and Administrator Global X Management Company LLC 605 3rd Avenue, 43rd Floor New York, NY 10158
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, New York 10286
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Global X Funds® and Independent Trustees Stradley Ronon Stevens & Young, LLP 2000 K Street N.W., Suite 700 Washington, DC 20006
Independent Registered Public Accounting Firm [ ]

53

A Statement of Additional Information dated [ ], 2025, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders and in Form N-CSR. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year. In Form N-CSR you will find each Fund’s annual and semi-annual financial statements.

You can ask questions or obtain a free copy of each such Fund’s semi-annual and annual report, the Statement of Additional Information, or other information, such as Fund financial statements, by calling 1-888-493-8631. Free copies of a Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxetfs.com.

Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

[ ], 2025

Investment Company Act File No.: 811-22209

54

Global X Rare Earth & Critical Materials ETF

(formerly known as the Global X Disruptive Materials ETF)

NASDAQ: EART

Statement of Additional Information

[ ], 2025

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus ("Prospectus") for Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF) (the "Fund"), a series of Global X Funds® ("Trust"), as such Prospectus may be revised or supplemented from time to time.

The Prospectus for the Fund is dated [ ], 2025. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The financial statements and notes contained in the Annual Report of the Trust are incorporated by reference into and are deemed to be part of this SAI.
https://www.sec.gov/ix?doc=/Archives/edgar/data/1432353/000093041325000033/c110658_ncsr-ixbrl.htm

A copy of the Prospectus and Annual Report may be obtained without charge by writing to SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, PA 19456, calling 1-888-493-8631 or visiting www.globalxetfs.com. The principal U.S. national stock exchange on which the Fund identified in this SAI is listed is The Nasdaq Stock Market LLC (“NASDAQ” or the "Exchange").

i

GENERAL DESCRIPTION OF THE TRUST AND FUND

As of the date of this SAI, the Trust consisted of [ ] portfolios, [ ] of which were operational. The Trust was formed as a Delaware Statutory Trust on March 6, 2008 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended ("Securities Act"). The Fund is "non-diversified" and, as such, the Fund's investments are not required to meet certain diversification requirements under the 1940 Act. This SAI relates only to the Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF).

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index ("Underlying Index"). The Fund's investment objective and Underlying Index may be changed without shareholder approval. Shareholders will be given 60 days prior notice of any change of the Fund's investment objective. If Global X Management Company LLC, the Fund's investment adviser ("GXMC" or the "Adviser") changes the Underlying Index, the name of the Fund may be changed as well. The Fund is managed by the Adviser.

The Fund offers and issues shares at net asset value per share ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of securities included in the Fund's Underlying Index ("Deposit Securities"), together with the deposit of a specified cash payment ("Cash Component"). The shares of the Fund ("Shares") are, or will be, listed and expected to be traded on NASDAQ.

Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a Cash Component. The number of Shares per Creation Unit of the Fund are as follows:

Fund	Number of Shares per Creation Unit
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)	10,000

The Fund has changed names within the past five years. The Global X Rare Earth & Critical Materials ETF was formerly known as the Global X Disruptive Materials ETF and the Global X Advanced Materials ETF.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to 110% of the market value of the missing Deposit Securities. The required amount of deposit may be changed by the Adviser from time to time. See the "Purchase and Redemption of Creation Units" section of this SAI for further discussion. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be in addition to the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission ("SEC") applicable to management investment companies offering redeemable securities.

ADDITIONAL INVESTMENT INFORMATION

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading on the Exchange and trade throughout the day on the Exchange and other secondary markets. There can be no assurance that the Fund will continue to meet the listing requirements of the exchange on which it is listed. The Exchange may, but is not required to, remove the Shares of the Fund from its listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days, (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a designated "indicative optimized portfolio value" ("IOPV") provider disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for the Fund as calculated by an information provider or a market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities value component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the Fund. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Furthermore, the IOPV does not capture certain items, such as tax liability accruals, which may occur for Fund investments in certain foreign jurisdictions. Therefore, the Fund's IOPV disseminated during the Exchange's trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

In addition to the securities component described in the preceding paragraph, the IOPV for the Fund includes a cash component consisting of estimated accrued dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio. The Fund invests at least 80% of its net assets, plus borrowings for investments purposes (if any), in the securities of its Underlying Index and, if applicable, in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts") based on the securities in its Underlying Index. The Fund may also invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in stocks not included in its Underlying Index but which the Adviser believes will help the Fund track its Underlying Index. The Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund's Underlying Index and in Depositary Receipts based on securities in the Underlying Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days prior written notice of a change to its investment objective. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow its Underlying Index, or in certain instances when securities in the Underlying Index become temporarily illiquid, unavailable or less liquid, or due to legal restrictions or limitations (such as diversification requirements) that apply to the Fund but not the Underlying Index.

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

CYBER SECURITY RISK. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund, Authorized Participants, or service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Cyber security failures or breaches suffered by the Fund's Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants (as defined below) and the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result of any cyber incidents impacting such parties.

DEPOSITARY RECEIPTS. [The Fund will normally invest at least 80% of its total assets in the securities of its Underlying Index and in Depositary Receipts based on the securities in its Underlying Index.] ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

To the extent the Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent the Fund invests in GDRs, such GDRs will be listed on a foreign exchange. The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt for which pricing information is not readily available. Generally, all Depositary Receipts must be sponsored. The Fund, however, may invest in unsponsored Depositary Receipts under certain limited circumstances. A non-sponsored depository may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. The Fund is classified as "non-diversified" for purposes of the 1940 Act. A "non-diversified" classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of the Fund and, consequently, the Fund's investment portfolio. The Fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Underlying Index of the Fund and, consequently, the Fund's investment portfolio. This may adversely affect its performance or subject the Fund's Shares to greater price volatility than that experienced by less concentrated investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises ("GSE")); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's"), "A-1" by Standard & Poor's Rating Service ("S&P") or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

Pursuant to amendments adopted by the SEC in July 2014, money market fund regulations require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as well as permit (or, in certain circumstances, require) money market funds to impose liquidity fees and redemption gates for use in times of market stress. Any impact on the trading and value of money market instruments as a result of these money market fund regulations may negatively affect the Fund's yield and return potential.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer.

The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS AND CURRENCY SWAPS. The Fund may invest up to 20% of its total assets in swap contracts.

A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional" amount). Some swaps currently are, and more in the future will be, exchange-traded and centrally cleared. Examples of swap agreements include, but are not limited to, equity, index or other total return swaps and foreign currency swaps.

The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. These instruments provide a great deal of flexibility. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Fund also may enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of the Fund and another party to make or receive payments in specific currencies.

Some swaps transactions are entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap, or any other swap entered into on a net basis, defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other swaps transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Fund under a swap is covered by segregated cash or liquid assets, the Fund and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the Fund.

To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P or Fitch Ratings ("Fitch"); or A or Prime-1 or better by Moody's, or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO") or, if unrated by such rating organization, is determined to be of comparable quality by the Adviser. If a counterparty's creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Such contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

The use of equity, total rate of return and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

In connection with the Fund's position in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment policies, the Fund may invest in forward foreign currency exchange contracts and foreign currency futures contracts. The Fund, however, does not expect to engage in currency transactions for speculative purposes or for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders.

Foreign currency exchange contracts involve an obligation to purchase or sell a specified currency on a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Foreign currency futures contracts involve an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Such futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. The Fund may incur costs in connection with forward foreign currency exchange and futures contracts and conversions of foreign currencies and U.S. dollars.

Liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency, provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS - GENERAL. To the extent consistent with its investment policies, the Fund may invest in foreign securities. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign stocks. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund's NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently sourced prices for securities traded on these markets and may be difficult to value the affected foreign securities for extended periods of time.

The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Fund may expose them to risks independent of their securities positions.

The Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries, and capital gains on securities of certain foreign countries may be subject to taxation. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to shareholders.

The costs attributable to investing abroad usually are higher than investments in domestic securities for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain un-invested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

FOREIGN INVESTMENTS – EMERGING MARKETS. Countries with emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. To the extent permitted by its investment policies, the Fund may invest its assets in countries with emerging economies or securities markets.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the securities markets of more developed countries. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Certain emerging market countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund's investment in certain emerging countries and may increase the expenses of the Fund.

Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before, and in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; (vi) the absence of developed legal structures governing foreign private investments and private property; (vii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (viii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (ix) foreign taxation; (x) the absence, in some cases, of a capital market structure or market-oriented economy; and (xi) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund's assets. The Fund's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have experienced deflationary pressures and are in economic recessions. In addition, many emerging countries are also highly dependent on international trade and exports, including exports of oil and other commodities to sustain their economic growth. As a result, emerging countries are particularly vulnerable to downturns of the world economy.

A portion of the Fund’s investments may be in Russian securities and instruments. As a result of recent events, the United States and the Economic and Monetary Union of the European Union, along with the regulatory bodies of a number of countries, including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions and renewed existing economic sanctions, which consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes, and prohibition of all business, against certain Russian individuals and Russian corporate entities. New sanctions announced in February and March 2022 include measures against the Russian financial sector and restrictions on business in the Donetsk and Luhansk regions of Ukraine. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions, which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Also, if an affected security is included in a Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase a Fund’s tracking error risk. These sanctions may also lead to changes in a Fund’s Underlying Index. A Fund’s index provider may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that a Fund will rebalance its portfolio to bring it in line with its Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error.

For these or other reasons, a Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value. A Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, Shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, a Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of a Fund. A Fund could liquidate all or a portion of its assets, which may be at unfavorable prices. A Fund may also change its investment objective by, for example, seeking to track an alternative index.

Investments in Chinese A-Shares may pose additional risks relative to the risks of investing in emerging markets securities generally. A-Shares are issued by companies incorporated in mainland China and are traded in Renminbi ("RMB") on the Shanghai Stock Exchange and Shenzhen Stock Exchange. Historically, direct participation in the A-Shares market has been limited to mainland Chinese investors. Foreign investors have been able to invest in the mainland Chinese securities markets through certain market-access programs. Among other programs, foreign investors may invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs ("Stock Connect Programs"), which launched in 2014 and 2016, respectively. These Stock Connect Programs are novel, and Chinese regulators may alter or eliminate these programs at any time. The Stock Connect Programs are securities trading and clearing programs between either the Shanghai Stock Exchange ("SSE") or Shenzhen Stock Exchange ("SZSE") and The Stock Exchange of Hong Kong Limited ("SEHK"), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. The Stock Connect Programs are designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through the Stock Connect Programs is subject to a daily quota ("Daily Quota"), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading mainland Chinese listed securities and mainland Chinese investors trading Hong Kong listed securities trading through the relevant Stock Connect Program. Accordingly, direct investments in A-Shares will be limited by the Daily Quota that limits total purchases through the Stock Connect Programs. The Daily Quota is utilized by all non-mainland Chinese investors on a first-come-first-serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the investors would be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict the Fund's ability to invest in A-Shares through the Stock Connect Programs on a timely basis, which could affect the Funds' ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are still relatively untested in mainland China, which could pose risks to the Fund. Moreover, A-Shares purchased through a Stock Connect Program generally may not be sold, purchased or otherwise transferred other than through the Stock Connect Program in accordance with applicable rules. A primary feature of the Stock Connect Programs is the application of the home market's laws and rules applicable to investors in A-Shares (i.e. mainland China). Therefore, the Fund's investments in A-Shares via the Stock Connect Programs are subject to Chinese securities regulations and listing rules, among other restrictions. While A-Shares must be designated as eligible to be traded under a Stock Connect Program (such eligible A-Shares listed on the SSE, the "SSE Securities," and such eligible A-Shares listed on the SZSE, the "SZSE Securities"), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through the applicable Stock Connect Program. In addition, the Stock Connect Programs will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through the Stock Connect Programs may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but the SEHK is not. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under the Stock Connect Programs under certain circumstances. Where such a suspension of trading is effected, the Fund's ability to access A-Shares through the Stock Connect Programs will be adversely affected.
The Fund's investments in A-Shares through the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under Chinese law and there have been few cases involving a nominee account structure in Chinese courts. The exact nature and methods of enforcement of the rights and interests of the Fund under Chinese law is also uncertain, and there is a possibility that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of the Fund in the event of a credit event with respect to HKSCC, the Fund's custodian, or other market participants.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. The Fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.

Other market access programs, each of which may present different risks, may also be used to provide non-Chinese investors with exposure to A-Shares. To the extent that the Fund does not utilize such other market access programs, any disruptions to a Stock Connect Program would be more likely to impact the Fund's ability to access exposure to A-Shares.

DERIVATIVES. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which imposes new requirements and restrictions on the Fund’s use of derivatives and eliminates the asset segregation framework previously used by funds, including the Fund, to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which the Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Fund’s investment in such derivatives is limited through a value-at risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust, and appoint a derivatives risk manager to implement such program. To the extent the Fund’s compliance with Rule 18f-4 changes how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To the extent consistent with its investment policies, the Fund may invest up to 20% of its total assets (minus any percent of Fund assets invested in other derivatives) in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. In connection with the Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

Futures Contracts. The Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Fund may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to help the Fund track the price and yield performance of its Underlying Index.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission ("CFTC"), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. If regulated by the CFTC, such exchanges may be designated contract markets or swap execution facilities.

The Fund may also engage in transactions in foreign stock index futures, which may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association ("NFA") nor any domestic exchange regulates activities of any such organization, even if it is formally linked to a domestic market. Moreover, foreign laws and regulations and transactions executed under such laws and regulations may not be afforded certain of the protective measures provided domestically. In addition, the price of foreign futures or foreign options contracts may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is subject to the Adviser's ability to predict correctly movements in the direction of the market. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

CFTC REGULATION. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of commodity pool operator ("CPO") under the Commodity Exchange Act ("CEA"), and the Adviser has claimed an exemption from registration as a commodity trading advisor ("CTA") under the CEA. Therefore, the Fund and the Adviser are not subject to registration as a CPO or CTA. Under this CPO exclusion, the Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A "de minimis" amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the Fund's net asset value or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Fund and the Adviser currently are engaged only in a de minimis amount of such transactions and, therefore, neither the Fund nor the Adviser are currently subject to the registration and most regulatory requirements applicable to CPOs and CTAs, respectively. There can be no certainty that the Fund or the Adviser will continue to qualify under the applicable exclusion or exemption, as the Fund's investments may change over time. If the Fund or the Adviser is subject to CFTC registration, it may incur additional costs or be subject to additional regulatory requirements.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. The value of the Fund's holdings is generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings.

Past instability during the 2008-2009 financial downturn led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. It is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, the Fund may invest up to 15% of its net assets in securities that are illiquid (calculated at the time of investment). The Fund will comply with Rule 22e-4 under the 1940 Act in managing illiquid investments. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act as well as securities that are not registered under the Securities Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES. Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including open-end and closed-end investment companies, business development companies and other exchange-traded funds("ETFs"). An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Because the value of other investment company or ETF shares depends on the NAV or the demand in the market, respectively, the Adviser may not be able to liquidate a Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent a Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the management fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including rule 12d1-4 under the 1940 Act ("Rule 12d1-4"). Rule 12d1-4 permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund's ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund's flexibility with respect to making investments in those unaffiliated investment companies.

Because the value of other investment company or ETF shares depends on the NAV or the demand in the market, respectively, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by the Fund in the same proportion as the vote of all other holders of such securities. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

POOLED INVESTMENT VEHICLES. The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations. In addition, the Fund's investment in pooled investment vehicles may be considered illiquid and subject to the Fund's restrictions on illiquid investments.

STRUCTURED PRODUCTS. The Fund may invest in structured products, including exchange traded notes ("ETNs") and equity-linked instruments. These types of structured products are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. Structured products have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of a structured product may be influenced by time to maturity, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. Structured products also may be subject to credit risk. The value of an ETN may also be subject to the level of supply and demand for the ETN.

LEVERAGE. Under the 1940 Act, the Fund is permitted to borrow from a bank up to 33 1/3% of its total net assets for short-term or emergency purposes. The Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Fund. If the value of the Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not been leveraged. Conversely, if the value of the Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not been leveraged. The Fund may incur additional expenses in connection with borrowings.

LIQUIDITY RISK. The Fund may have investments that they may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating the Fund’s valuation of the investment. For example, certain investments may be subject to restrictions on resale, may trade over-the-counter or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of the Fund. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

MLP RISK. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP's general partner. An MLP is controlled by its general partner, which generally has conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLP's. A fund investing in MLPs will derive the cash flow associated from that investment from investments in equity securities of MLPs. The amount of cash that each fund investing in MLPs will have available to pay or distribute to shareholders depends entirely on the ability of the MLPs that each such fund owns to make distributions to their partners and the tax character of those distributions. Neither a fund investing in MLPs nor its adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. The benefit derived from an investment in an MLP is also dependent on the MLP being treated as a partnership for federal income tax purposes, which generally do not pay U.S. federal income tax at the partnership level, subject to the application of the partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP that previously elected to be taxed as a partnership being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent that any of the MLPs to which a fund has exposure are treated as a corporation for U.S. federal income tax purposes, it could result in a reduction in the value of the fund's investment and lower the fund's income. The Fund may also invest in MLPs that elect to be taxed as corporations, which taxes would have the effect of reducing the amount of cash available for distribution by the MLP.

Certain MLPs depend upon their parent or sponsor entities for a majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as a fund, would be adversely affected.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, among other things, consumer sentiment, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP's market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

OPTIONS. To the extent consistent with its investment policies, the Fund may invest up to 20% of its net assets (minus any percent of Fund assets invested in other derivatives) in put options and call options and may write covered call and secured put options that the Adviser believes will help the Fund to track its Underlying Index. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails risk greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Fund segregates liquid assets in the amount of the difference.

All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written, provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option generally is limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The Fund's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. To the extent that a Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk, which is the risk that the counterparty to an options contract will fail to make required payments or otherwise comply with the contract’s terms.

REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, the Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Fund may invest in repurchase agreements, provided that the Fund may not invest more than 15% of its net assets in illiquid securities or other illiquid assets (calculated at the time of investment), including repurchase agreements maturing in more than seven days. Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, the Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

SECURITIES LENDING. Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

TRACKING VARIANCE. As discussed in the Prospectus, the Fund is subject to the risk of tracking variance (also referred to as tracking error risk). Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Fund's holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's designated index or the manner in which the index is calculated or because the indexing and investment approach of the Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Adviser at least quarterly. In the event the performance of the Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.

WARRANTS. To the extent consistent with its investment policies, the Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CORPORATE DEBT SECURITIES. The Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody's. Securities rated BBB by S&P® are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

JUNK BONDS. The Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as "junk bonds."

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

U.S. GOVERNMENT SECURITIES. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques it employs, as part of a cash reserve or for liquidity purposes. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.

Although U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("Freddie Mac®") and the Federal National Mortgage Association ("Fannie Mae®") may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities in the future if not required to do so, even though the U.S. government has provided financial support to certain U.S. government-sponsored enterprises in the past during periods of extremity. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration ("FHFA") acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

U.S. government agencies and instrumentalities that issue or guarantee securities include the FHFA, Fannie Mae, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association ("Sallie Mae®").

RECENT MARKET CONDITIONS. Although the Fund seeks to track its Underlying Index, the performance of the Underlying Index and the Fund is subject to general market conditions.
The U.S. economy has been highly resilient over the past twelve months, with rate cuts driving favorable consumption trends. While the U.S. economy has remained resilient, signs of U.S. labor market data softening are beginning to emerge despite resilient consumer spending. The relationship between employment and consumption remains a key focus as U.S. economic growth continues to slow.

Despite rate cuts in September 2024, the Federal Reserve Board (the “Fed”) is forecasted to take a wait-and-see approach to rate cuts in 2025. Stubborn inflation, weakened growth, and uncertainty around regulatory, immigration, trade, and tax policy may contribute to the Fed’s hesitation. Economic growth may be more asynchronized globally, with certain regions continuing to experience solid economic growth while other regions may face recessionary forces. Projections for European growth are weak, with the potential for recession, as trade tensions loom. Despite a resilient labor market, unemployment rates in Europe are expected to rise. Growth in the Chinese market in 2024 matched the target set by the government, however, negative consumer sentiment in China indicates that structural problems persist.

Beginning in early 2025, the U.S. government’s threats to impose tariffs on goods from Mexico and Canada has heightened tension among trading partners. Further, in response to the U.S. government’s announcement of tariffs on goods from China, the Chinese government has countered with tariffs on U.S. goods, marking the beginning of a potential trade war between the countries. Tariffs on imported goods may increase the cost of certain products and household items, which may in turn dampen consumer spending and result in decreased confidence in the markets. The possibility of additional tariffs being imposed or the outbreak of a trade war may further adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the market.

Expectations around slowing but resilient economic growth in the United States rest on the expectation that employment and income growth and consumer spending will help tame inflation. Further, developments in generative artificial intelligence may have a transformative impact on global gross domestic product growth. However, various ongoing events have the potential to negatively impact global markets. Geopolitical tension as a result of wars in Ukraine and the Middle East continues to contribute to volatility in commodity and energy prices and disruptions to regional and international trade. Escalations in any of these conflicts, as well as other global developments, could potentially weigh on market sentiment and increase volatility.
It is impossible to predict the effects of these or similar events in the future on the performance of the Fund, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of a Fund.

INFORMATION REGARDING THE INDEX AND THE INDEX PROVIDER

[Solactive Rare Earth & Critical Materials Index]

[The Solactive Rare Earth & Critical Materials Index (the "Underlying Index") is designed to provide exposure to companies that produce rare earth components, metals and other raw or composite materials that have been identified as being essential to critical technologies such as consumer electronics, electric vehicles, aircraft engines, energy storage, medical equipment, oil refining, automotive and chemical products, robotics and in military applications such as missiles and radar systems . Each material has been determined by Solactive AG, the provider of the Underlying Index (the “Index Provider”) to be a rare earth element and/or a material instrumental to the development and production of one or more critical technologies. Critical technologies refer to those technologies that are essential to the development and production of long-term, structural changes to existing products, services, industries, or sectors. Specifically, the Underlying Index will include securities issued by “Rare Earth & Critical Materials Companies” as defined by the Index Provider. Rare Earth & Critical Materials Companies are those companies that derive at least 50% of their revenues in aggregate from the exploration, mining, production and/or enhancement of one or more of the following ten materials categories: Carbon Fiber, Cobalt, Copper, Graphene & Graphite, Lithium, Manganese, Nickel, Platinum & Palladium, Rare Earth Elements, and Zinc (collectively, “Rare Earth & Critical Materials Categories”). Companies engaged in exploration and mining include those companies involved in locating and extracting rare earth elements and critical materials. Companies engaged in production include those companies involved in manufacturing, processing, and trading rare earth elements and critical materials for primary usage. Companies engaged in enhancement include those companies involved in refining, developing, and/or smelting materials to extract and purify rare earth elements and critical materials. As of [ ], 2025, the Underlying Index had [ ] constituents.

For the Lithium category, companies that derive greater than 25% but less than 50% of revenue from the production and/or processing of lithium are also eligible for inclusion (collectively, “Diversified Lithium Companies”). In addition, companies with primary business operations in the exploration, mining, production and/or enhancement of one or more of the Rare Earth & Critical

Materials Categories, but which are not currently generating revenue, are also eligible for inclusion (collectively, “Pre-Revenue Rare Earth & Critical Materials Companies”). To determine whether a company has primary business operations in the exploration, mining, production and/or enhancement of one or more of the Rare Earth & Critical Materials Categories, the Index Provider reviews the public financial disclosures and filings of the company, and identifies the products and business segments disclosed therein. The Index Provider then reviews the management discussion and analysis, as well as the level of investment the company allocates to those products and segments, to determine whether those business operations are the primary operations of the company.

In constructing the Underlying Index, the Index Provider applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in each of the Rare Earth & Critical Materials Categories based on filings, disclosures, and other public information (e.g., regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm in each Rare Earth & Critical Materials Category, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues from one of the Rare Earth & Critical Materials Categories as described above, derive between 25% and 50% of their revenues from the Lithium category in the case of Diversified Lithium Companies, or have primary business operations in the exploration, mining, production and/or enhancement of one or more of the Rare Earth & Critical Materials Categories but do not currently generate revenues in the case of Pre-Revenue Rare Earth & Critical Materials Companies. The five highest-ranking Rare Earth & Critical Materials Companies and Pre-Revenue Rare Earth & Critical Materials Companies according to free float market capitalization from each Rare Earth & Critical Materials Category are included in the Underlying Index. For the Lithium category, the five highest-ranking Rare Earth & Critical Materials Companies, Pre-Revenue Rare Earth & Critical Materials Companies and Diversified Lithium Companies according to free float market capitalization are included. If fewer than five companies are identified that satisfy the above criteria within a Rare Earth & Critical Materials Category, all eligible companies are selected, and the category consists of fewer than five companies.

To be a part of the eligible universe of the Underlying Index, companies must be classified in one of the following Economies according to FactSet (a leading financial data provider that maintains a comprehensive structured taxonomy designed to offer precise classification of global companies and their individual business units): Basic Materials, Industrials, or Technology. In addition, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of [ ], 2025, companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than or equal to $1 million in order to be eligible for inclusion in the Underlying Index. As of [ ], 2025, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czechia, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Qatar, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, and the United Arab Emirates. As of [ ], 2025, the Underlying Index had significant exposure to Chinese issuers. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges. The Fund may invest in securities of issuers located in emerging markets.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 4%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified Lithium Companies and Pre-Revenue Rare Earth & Critical Materials Companies are subject to an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid-, small-, or micro-capitalization companies, and components primarily include materials companies.]

Disclaimer

Solactive AG is a leading company in the structuring and indexing business for institutional clients. Solactive AG runs the Solactive index platform. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive AG does not sponsor, endorse or promote any Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

PORTFOLIO TURNOVER

	2024	2024	2025
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)	36.55%	22.42%	[ ]%

INVESTMENT RESTRICTIONS

The Fund is subject to the investment policies enumerated in this section, which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding Shares, which is defined by the 1940 Act as: (i) more than 50% of the Fund's outstanding shares; or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Fund:

1.May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.May not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

7.May not "concentrate" its investments in a particular industry or group of industries: (I) except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries; and (II) except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Notwithstanding these fundamental investment restrictions, the Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. In addition, if the Fund's holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund's investments, the Fund will act in accordance with Rule 22e-4 under the 1940 Act and will take action to reduce its holdings of illiquid securities within a reasonable time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

Any investment restriction which involves a maximum percentage (other than the restriction set forth above in investment restriction No. 2) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits under the 1940 Act described in investment restriction No. 2, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

CURRENT 1940 ACT LIMITATIONS

BORROWING. Investment companies generally may not borrow money, except that an investment company may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

UNDERWRITING. Investment companies generally may not act as an underwriter of another issuer's securities, except to the extent that an investment company may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase or sale of portfolio securities.

REAL ESTATE. Investment companies generally may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell securities or other instruments backed by real estate or of issuers engaged in real estate activities).

LOANS. Investment companies generally may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

PHYSICAL COMMODITIES. Investment companies generally may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell options, futures contracts or other derivative instruments, and invest in securities or other instruments backed by physical commodities).

CONCENTRATION. For purposes of calculating concentration percentages, investment companies investing in (a) affiliated investment companies are required to look through to the holdings of the affiliated investment companies and include the holdings in calculations of concentration percentages, and (ii) unaffiliated investment companies are required to include the holdings of the unaffiliated investment companies to the extent that they are concentrated in calculations of concentration percentages. In addition, revenue bonds are characterized by the industry in which the revenue is used.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

The Adviser or its affiliates (each, as applicable, a “Selling Shareholder”) may purchase Creation Unit Aggregations through a broker-dealer to “seed” (in whole or in part) the Fund as the Fund is launched or thereafter, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for the Fund when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Fund, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions.  The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions.  The Selling Shareholder may use any one or more of the following methods when selling shares:

•ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares, which shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales.  In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an "underwriter" within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person.  To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares.  All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares.  There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interests of the Fund's shareholders. The policy is designed to: (i) protect the confidentiality of the Fund's non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by the Adviser and the Fund with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. The Fund's portfolio holdings, or information derived from the Fund's portfolio holdings, may, in the Adviser's discretion, be made available to third parties if (i) such disclosure has been included in the Fund's public filings with the SEC or is disclosed on the Fund's publicly accessible Website, (ii) such disclosure is determined by the Chief Compliance Officer ("CCO") to be in the best interests of Fund shareholders and consistent with applicable law; (iii) such disclosure is made equally available to anyone requesting it; and (iv) the Adviser determines that the disclosure does not present the risk of such information being used to trade against the Fund.

Each business day portfolio holdings information will be provided to the Transfer Agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation ("NSCC") and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants (defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of the Fund in the secondary market. Information with respect to the Fund's portfolio holdings is also disseminated daily on the Fund's Website.

The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund's anticipated holdings on the following business day. "Authorized Participants" are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of Shares (known as Creation Units) pursuant to legal requirements pursuant to which the Funds offer and redeem Shares ("Global X Order"). Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available Website may be provided to third parties only in limited circumstances, as described above.

Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell Shares of the Fund) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Adviser and its affiliates, the Fund's independent registered public accounting firm, the Distributor, administrator and custodian, the Fund's legal counsel, the Fund's financial printer and the Fund's proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of the CCO.

Portfolio holdings will be disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-PORT (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-PORT filings on the SEC's Website at sec.gov.

Under the policy on disclosure of portfolio holdings, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

The business and affairs of the Trust are overseen by the Board of Trustees ("Board"). Subject to the provisions of the Trust's Declaration of Trust and By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out this general oversight responsibility, including the power to elect and remove the Trust's officers. The focus of the Board's oversight of the business and affairs of the Trust (and the Fund, as well as other funds) is to protect the interests of the shareholders in the Fund and other relevant funds.

The Board appoints and oversees the Trust's officers and service providers. The Adviser is responsible for the day-to-day management and operations of the Trust and each of the funds, including the Fund, based on each fund's investment objective, strategies, policies, and restrictions and agreements entered into by the Trust and/or the Adviser on behalf of the Trust. In carrying out its general oversight responsibility, the Board regularly interacts with and receives reports from the senior personnel of the Trust's service providers (including, in particular, the Adviser) and the Trust's CCO. The Board is assisted by the Trust's independent registered public accounting firm (who reports directly to the Trust's Audit Committee), independent counsel to the Independent Trustees (as defined below), counsel to the Trust and the Adviser, and other experts selected and approved by the Board.

BOARD STRUCTURE AND RELATED MATTERS. Board members who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. Mr. Charles A. Baker, an Independent Trustee, serves as Independent Chairman of the Board. The Independent Chairman helps to facilitate communication among the Independent Trustees as well as communication between the Independent Trustees and management of the Trust. The Independent Chairman may assume such other duties and perform such activities as the Board may, from time to time, determine should be handled by the Independent Chairman. Mr. Ryan O’Connor is the sole Board member who is an “interested person” of the Trust (“Interested Trustee”). Mr. O’Connor is an Interested Trustee due to his affiliation with the Adviser. The Board believes that having an interested person on the Board facilitates the ability of the Independent Trustees to fully understand (i) the Adviser’s commitment to providing and/or arranging for the provision of quality services to the Funds and (ii) corporate and financial matters of the Adviser that may be of importance in the Board’s decision-making process.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter that delineates the specific responsibilities of that committee. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each of the Independent Trustees serves on each of these committees, which are comprised solely of Independent Trustees.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. On an annual basis, the Board conducts a self-evaluation process that, among other things, considers (i) whether the Board and its committees are functioning effectively, (ii) given the size and composition of the Board and each of its committees, whether the Trustees are able to effectively oversee the number of funds in the complex and (iii) whether the mix of skills, perspectives, qualifications, attributes, education, and relevant experience of the Trustees helps to enhance the Board's effectiveness.

There are no specific required qualifications for Board membership. The Board believes that the different skills, perspectives, qualifications, attributes, education, and relevant experience of each of the Trustees provide the Board with a variety of complementary skills. Please note that (i) none of the Trustees is an "expert" within the meaning of the federal securities laws and (ii) the Board is not responsible for the day to day operations of the Trust and the Funds.

The Board of Trustees met [six (6)] times during the fiscal period ended [October 31, 2025]. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. As of [ ], 2025, each of the Trustees oversaw [ ] funds ([ ] of which were operational). The address for all Trustees and officers is c/o Global X Funds®, 605 3rd Avenue, 43rd Floor, New York, New York 10158.

Independent Trustees

Name (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees during the Past 5 Years
Charles A. Baker (1953)	Chairman (since 7/2018) and Trustee (since 7/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012)	[ ] funds ([ ] of which were operational)	Trustee of OSI ETF Trust (2016-2022)
Clifford J. Weber (1963)	Trustee (since 7/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015)	[ ] funds ([ ] of which were operational)	Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Chairman (since 2024) and Trustee of Clough Global Equity Fund (since 2017); Chairman (since 2024) and Trustee of Clough Global Dividend and Income Fund (since 2017); Chairman (since 2024) and Trustee of Clough Global Opportunities Fund (since 2017); Chairman (2017-2023) and Trustee (2015-2023) of Clough Funds Trust; and Chairman and Trustee of Elevation ETF Trust (2016-2018)
Toai Chin (1972)	Trustee (since 8/2024)	Head of Fund Accounting Policy, The Vanguard Group, Inc. (financial institutions) (2013- 2024); Audit Partner, Deloitte & Touche LLP (2007-2013) (audit and advisory services); Assistant Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (2004-2007); Auditor, Deloitte & Touche LLP (1995-2004)	[ ] funds ([ ] of which were operational)	n/a

Interested Trustee/Officers

Name (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees During the Past 5 Years
Ryan O'Connor (1984)	President (since 4/2024) and Trustee (since 8/2024)	Chief Executive Officer, GXMC (since 4/2024); Global Head of ETF Product (2021-2024) and Head of Multi-Asset Model Portfolios & ETF Business Strategy, Goldman Sachs Asset Management (2017- 2021)	[ ] funds ([ ] of which were operational)	n/a
Jasmin M. Ali (1983)	Secretary (since 6/2024)	Secretary, GXMC (since 8/2024); General Counsel, GXMC (since 6/2024); Associate, Simpson Thacher & Bartlett LLP (2021-2024); Associate, Ropes & Gray LLP (2016-2021); Associate, Morgan, Lewis & Bockius LLP (2014-2016)	n/a	n/a
Margaret Mo (1984)	Assistant Secretary (since 1/2025)	Associate General Counsel, GXMC (since 11/2024); Senior Counsel, Vice President, Cohen & Steers Capital Management, Inc. (2018-2024); Associate, Clifford Chance US LLP (2010-2018)	n/a	n/a
Joe Costello (1974)	Chief Compliance Officer (since 9/2016)	Chief Compliance Officer, GXMC (since 9/2016)	n/a	n/a
Alex Ashby (1986)	Chief Operating Officer (since 11/2023)	Chief Operating Officer, GXMC (since 11/2023); Head of Product Development, GXMC (2019-2024); Vice President, Director of Product Development (2015 - 2018)	n/a	n/a
Eric Olsen (1970)	Chief Financial Officer, Treasurer and Principal Accounting Officer (since 4/2024)	Head of Finance, GXMC (since 4/2024); Director of Accounting, SEI Investment Manager Services (2021 to 4/2024); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021)	n/a	n/a
John Bourgeois[1] (1973)	Assistant Treasurer (since 5/2024)	Director of Accounting, SEI Investments Global Funds Services (since 05/2024); Fund Accounting Manager, SEI Investments Global Funds Services (2001-2024)	n/a	n/a

1    These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

In addition to the information set forth in the table above, each Trustee possesses other relevant skills, perspectives, qualifications, attributes, education, and relevant experience. The following provides additional information about certain qualifications and experience of each of the Trustees and the reason why he or she was selected to serve as a Trustee.

Charles A. Baker: Mr. Baker has extensive knowledge of and experience in the financial services industry, including previously serving as Managing Director of NYSE Euronext. Additionally, Mr. Baker has experience serving as an independent director for an ETF trust.

Clifford J. Weber: Mr. Weber has experience previously serving as a senior executive of stock exchanges with responsibilities including ETF and exchange-traded product issues, experience with the structure and operations of ETFs, experience with secondary market transactions involving ETFs, and experience serving as a mutual fund independent director.

Toai Chin: Ms. Chin has extensive experience in the financial services industry, including as Head of Fund Accounting Policy at a large mutual fund and exchange traded fund provider, and as an Audit Partner at a major accounting firm, and as Assistant Chief Accountant in the U.S. Securities and Exchange Commission’s Division of Investment Management.

Ryan O’Connor: Mr. O’Connor has extensive knowledge of and experience in the financial services industry, including extensive experience with ETFs obtained at major financial institutions, including as the President and CEO of Global X Management Company LLC.

RISK MANAGEMENT OVERSIGHT. The Fund is subject to a variety of risks, including (but not limited to) investment risk, financial risk, legal, regulatory and compliance risk, and operational risk. Consistent with its responsibility for general oversight of the business and affairs of the Trust and the Fund, the Board oversees the Adviser's day-to-day management of the risks to which the Trust and the Fund are subject. The Board has charged the Adviser with (i) identifying possible events and circumstances that could have demonstrable, adverse effects on the business and affairs of the Trust and the Fund; (ii) implementing of processes and controls to lessen the possibility that such events or circumstances occur or mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to continuously evaluate business and market conditions to facilitate the processes described in (i) and (ii) above. The Adviser seeks to address the day-to-day risk management of the Trust and the Fund by relying on the Trust's compliance policies and procedures (i.e., the Trust's compliance program) as well as the compliance programs of the Trust's various service providers, internal control mechanisms and other risk oversight mechanisms as well as the assistance of the Trust's sub-administrator. The Adviser also separately considers potential risks that may impact the Fund.

As noted above, on behalf of the Trust, the Board has adopted, and periodically reviews, various compliance policies and procedures that are designed to address certain risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser and the Trust's other service providers have adopted a variety of processes, policies, procedures and controls designed to address particular risks to which the Trust and the Fund are subject. Different processes, policies, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations, and compliance of the Fund's investments with various regulatory and other requirements.

Because the day-to-day operations of the Fund are carried out by the Adviser, the risk exposure of the Trust and the Fund are mitigated but not eliminated by the processes overseen by the Board. In addition to the risk management processes, policies, procedures, and controls implemented by the Adviser, the Board seeks to oversee the risk management structure of the Trust and the Fund directly and through its committees (as described below). In this regard, the Board has requested that the Adviser, the CCO for the Trust and the Adviser, the independent auditors for the Trust, and counsel to the Trust and Adviser provide the Board with periodic reports regarding issues that should be focused on by the Board members. In large part, the Board oversees the Adviser's management of the Trust's risk management structure through the Board's review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, including the Trust's CCO, regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding the Trust's service providers, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Trust's compliance program and, in accordance with Rule 38a-1 under the 1940 Act, the Board receives at least annually a written report from the CCO regarding the effectiveness of the Trust's compliance program. In connection with the CCO's annual Rule 38a-1 compliance report to the Board, the Independent Trustees meet with the CCO in executive session to discuss the Trust's compliance program.

Further, the Board regularly receives reports from the Adviser with respect to the Fund's investments and securities trading and, as necessary, any fair valuation determinations made by the Adviser with respect to certain investments held by the Fund. Senior officers of the Trust and Adviser routinely report regularly to the Board on valuation matters, internal controls, accounting and financial reporting policies and practices.  In addition, the Audit Committee receives information on the Fund's internal controls and financial reporting from the Trust's independent registered public accounting firm.

The Board recognizes that not all risks that may affect the Fund can be identified nor can processes and controls be developed to eliminate or mitigate their occurrence or effects of certain risks. Some risks are simply beyond the reasonable control of the Fund, its management and service providers. Although the risk management process, policies and procedures of the Fund, its management and service providers are designed to be effective, there is no guarantee that they will eliminate or mitigate all such risks. Moreover, it may be necessary to bear certain risks to achieve the Fund's investment objective.

STANDING BOARD COMMITTEES

The Board of Trustees currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on each of these committees.

AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board in (1) its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust's financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. Ms. Chin serves as Chairperson of the Audit Committee. During the fiscal period ended [October 31, 2025], the Audit Committee held [three (3)] meetings.

NOMINATING AND GOVERNANCE COMMITTEE. The purposes of the Nominating and Governance Committee are, among other things, to assist the Board in (1) its assessment of the adequacy of the Board's adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust's operations and the application of policies and procedures to the Fund; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. The Nominating and Governance Committee will not consider shareholders' nominees. Mr. Weber serves as Chairperson of the Nominating and Governance Committee. During the fiscal period ended [October 31, 2025], the Nominating and Governance Committee held [two (2)] meetings.

TRUSTEE AND OFFICER OWNERSHIP OF FUND SHARES

To the best of the Trust's knowledge, as of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of the Shares of the Fund.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities In Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees
Charles A. Baker	[over $100,000]	[over $100,000]
Clifford J. Weber	[None]	None
Toai Chin[1]	[None]	[$50,001-$100,000]
Interested Trustee
Ryan O'Connor[1]	[None]	[None]
1 Effective August 26, 2024, Ms. Chin and Mr. O'Connor each became a Trustee.

TRUSTEE OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2025, [no Independent Trustee] (or any of his or her immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

Name of Independent Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Charles A. Baker	[None]	[None]	[None]	[None]	[None]
Clifford J. Weber	[None]	[None]	[None]	[None]	[None]
Toai Chin[1]	[None]	[None]	[None]	[None]	[None]
1 Effective August 26, 2024, Ms. Chin became a Trustee.

No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•the Fund;

•an officer of the Trust;

•an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

•an officer or an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

•the Adviser or principal underwriter of the Fund;

•an officer of the Adviser or principal underwriter of the Fund;

•a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund; or

•an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund.

TRUSTEE COMPENSATION

The Interested Trustee is not compensated by the Trust. Rather, he is compensated by the Adviser. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Fund. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund's expenses, and Trustees are not entitled to benefits upon retirement from the Board. The Trust's officers receive no compensation directly from the Trust.

The following sets forth the fees paid to each Trustee.

Name of Independent Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Trust*
Charles A. Baker	[$0]	[$0]	[$194,167]
Clifford J. Weber	[$0]	[$0]	[$194,167]
Toai Chin**	[$0]	[$0]	[$68,145]

* Information is as of December 31, 2025.
** Effective August 26, 2024, Ms. Chin became a Trustee.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes of ethics are on file with the SEC and are available to the public.

INVESTMENT ADVISER

The Adviser, Global X Management Company LLC, serves as investment manager to the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. It is registered as an investment adviser with the SEC and is located at 605 3rd Avenue, 43rd Floor, New York, New York 10158. The Adviser was organized in Delaware on March 28, 2008 as a limited liability company. On July 2, 2018, the Adviser consummated a transaction pursuant to which the Adviser became an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. ("Mirae").  In this manner, the Adviser is ultimately controlled by Mirae, which is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group.

Pursuant to a Supervision and Administration Agreement between the Trust and the Adviser, the Adviser oversees the operation of the Fund, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for the Fund to operate, and exercises day-to-day oversight over the Fund's service providers. Under the Supervision and Administration Agreement, the Adviser also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by the Fund, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of the Fund.

Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the investment portfolio of the Fund. The ability of the Adviser to successfully implement the Fund's investment strategies will influence such Fund's performance significantly.

The Fund pays the Adviser a fee ("Management Fee") for the advisory, supervisory, administrative and other services it requires under an all-in fee structure. The Fund pays a monthly Management Fee to the Adviser at the annual rate set forth in the table below (stated as a percentage of the Fund's average daily net assets).

Fund	Management Fee
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)	0.59%

The Fund also bears certain other expenses, which are specifically excluded from being covered under the Management Fee and the Supervision and Administration Agreement ("Excluded Expenses") and may vary and will affect the total level of expenses paid by the Fund. Such Excluded Expenses include taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). Certain funds also bear asset-based custodial fees not covered by the Supervision and Administration Agreement. The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Adviser and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund also may invest. The Adviser does not use inside information in making investment decisions on behalf of the Fund.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding Shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Fund's shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.
The Management Fees paid by the Fund to the Adviser and the aggregated amount of Management Fees reimbursed or waived by the Adviser (net of expenses reimbursed to the Adviser under the applicable Expense Limitation Agreement) for the fiscal years ended [October 31, 2023, 2024 and 2025] are set forth in the chart below.

	Management Fees Paid for the Fiscal Year Ended			Reimbursements or Waivers for the Fiscal Year Ended
Fund	[October 31, 2023]	[October 31, 2024]	[October 31, 2025]	[October 31, 2023]	[October 31, 2024]	[October 31, 2025]	Date of Commencement of Investment Operations
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)	[32,635]	[36,415]	[ ]	—	—	[—]	01/24/2022

PORTFOLIO MANAGERS

The portfolio managers Nam To, Wayne Xie, Vanessa Yang and Sandy Lu are employees of the Adviser.

Portfolio Manager's Compensation

The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a salary and are eligible to receive an annual bonus. A portfolio manager's salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager's relative experience and contribution to the Fund. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon (a) individual performance in the functional aspects of the portfolio manager role, (b) achievement of strategic goals related to process and technology improvement, and (c) overall company performance. Portfolio manager compensation is not tied to the performance of the individual funds themselves. Senior members of the portfolio management team may have stock options of the Adviser.

Other Accounts Managed by Portfolio Managers

It is anticipated that a portfolio manager will be responsible for multiple investment accounts, including other investment companies registered under the 1940 Act. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of the Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute the Fund's trades. The Adviser has structured a portfolio manager's compensation in a manner, and the Fund and the Adviser have adopted policies, procedures and a code of ethics, reasonably designed to safeguard the Fund from being negatively affected as a result of any such conflicts that may arise.

The Portfolio Managers were responsible for the management of the following accounts as of [October 31, 2025], unless otherwise stated:

	Other Accounts Managed			Accounts With Respect To Which The Advisory Fee Is Based On The Performance of The Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Nam To	Registered investment companies	[94]	[$71,189,266,863]	[0]	[$0.00]
	Other pooled investment vehicles	[1]	[$1,803,550,685]	[0]	[$0.00]
	Other accounts	[0	[$0.00]	[0]	[$0.00]

Wayne Xie	Registered investment companies	[94]	[$71, 568,982,960]	[0]	[$0.00]
	Other pooled investment vehicles	[1]	[$1,803,550,685]	[0]	[$0.00]
	Other accounts	[0]	[$0.00]	[0]	[$0.00]

Vanessa Yang	Registered investment companies	[94]	[$71,568,982,960]	[0]	[$0.00]
	Other pooled investment vehicles	[1]	[$1,803,550,6850]	[0]	[$0.00]
	Other accounts	[0]	[$0.00]	[0]	[$0.00]

Sandy Lu	Registered investment companies	[94]	[$71,189,266,863]	[0]	[$0.00]
	Other pooled investment vehicles	[1]	[$1,803,550,685]	[0]	[$0.00]
	Other accounts	[0]	[$0.00]	[0]	[$0.00]

Although the funds in the Trust that are managed by Messrs. To, Xie and Lu and Ms. Yang may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. To, Xie and Lu and Ms. Yang or the Adviser.

Disclosure of Securities Ownership

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in the Fund as of the date of this SAI:

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities In Fund
Nam To	Global X Rare Earth & Critical Materials ETF	[None]
Wayne Xie	Global X Rare Earth & Critical Materials ETF	[None]
Sandy Lu	Global X Rare Earth & Critical Materials ETF	[None]
Vanessa Yang	Global X Rare Earth & Critical Materials ETF	[None]

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and in various jurisdictions. The Adviser effects transactions for the Fund with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing the most efficient and best execution of trades. The primary consideration of the Adviser is to seek prompt execution of orders at the most favorable net price. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser and its affiliates may participate in soft dollar transactions with respect to the Fund, although the Adviser relies on Section 28(e) of the 1934 Act in effecting or executing transactions for the Fund. Accordingly, in selecting broker-dealers to execute a particular transaction, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund are considered at or about the same time, transactions in such securities are allocated among the Fund in a manner deemed equitable to the Fund by the Adviser. Bundling or bunching transactions for the Fund is intended to result in better prices for portfolio securities and lower brokerage commissions, which should be beneficial to the Fund.

The aggregate brokerage commissions paid by the Fund during the fiscal periods ended [October 31, 2023, 2024, and 2025] are set forth in the chart below.

Brokerage Commissions Paid for the Fiscal Period Ended
Fund	[October 31, 2023]	[October 31, 2024]	[October 31, 2025]	Date of Commencement of Investment Operations
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)	[4,271]	[2,218]	[ ]	01/24/2022

PROXY VOTING

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board of Trustees' oversight. In delegating proxy responsibilities, the Board of Trustees has directed that proxies be voted consistent with the Fund's and its shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose ("Proxy Voting Policies") and the Adviser has engaged a third party proxy solicitation firm, Glass Lewis & Co. ("Glass Lewis"), an independent third party proxy service that is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.

I. General Guidelines

Except in instances where the Adviser has provided Glass Lewis with different direction, Glass Lewis has agreed to vote proxies in accordance with recommendations developed by Glass Lewis and overseen by the Advisor. The Glass Lewis guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The Glass Lewis guidelines encourage the maximization of return for shareholders through identifying and avoiding financial, audit and corporate governance risks. Detailed information on Glass Lewis's proxy voting guidelines are available under "Proxy Paper GuidelinesTM" from Glass Lewis at www.glasslewis.com/guidelines.

The Proxy Voting Policies are designed to ensure that all issues brought to shareholders are analyzed in light of the Adviser's fiduciary responsibilities. The Proxy Voting Policies address the Adviser's oversight of Glass Lewis, as well as when securities on loan are recalled to participate in proxy votes. Additionally, the Proxy Voting Policies address material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. In situations in which there is a conflict of interest between the interests of the Adviser or its affiliates and the interests of the Fund's shareholders, the Adviser will take necessary actions to resolve the conflict and to protect the interests of shareholders.

II. Oversight of Third Party Solicitation Firm

The Advisor has reviewed the principles and procedures employed by Glass Lewis in making recommendations on voting proxies on each issue presented, and has satisfied itself that Glass Lewis's recommendations are (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders, and not serve other unrelated or improper interests. The Advisor shall review its determinations as to Glass Lewis at least annually.

III. Record of Proxy Voting

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 or by emailing info@globalxetfs.com, (2) on the Fund's website at https://www.globalxetfs.com/filings-and-tax-supplements, and (3) on the SEC's website at www.sec.gov.

SUB-ADMINISTRATOR

SEI Investments Global Funds Services ("SEIGFS"), located at One Freedom Valley Drive, Oaks, PA 19456, serves as sub-administrator to the Fund. As sub-administrator, SEIGFS provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the coordination or preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Fund under federal and state securities laws. As compensation for these services, SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which SEI Investments Distribution Co. ("SIDCO"), with principal offices at One Freedom Valley Drive, Oaks, PA 19456, serves as the Fund's underwriter and distributor of Creation Units. The distributor has no obligation to sell any specific quantity of Shares of the Fund. SIDCO bears the following costs and expenses relating to the distribution of Shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all costs of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. No compensation is payable by the Trust to SIDCO for such distribution services. The Distribution Agreement provides that the Trust will indemnify SIDCO against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by SIDCO, or those resulting from the willful misfeasance, bad faith or gross negligence of SIDCO, or SIDCO's reckless disregard of its duties and obligations under the Distribution Agreement. SIDCO, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund. The Distributor is not affiliated with the Trust, the Adviser or any stock exchange.

Additionally, the Adviser or its affiliates may, from time to time, and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to SIDCO or to otherwise promote the sale of shares.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, New York 10286, is the custodian of the Trust’s portfolio securities and cash on behalf of the Fund. BNY may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust on behalf of the Fund.

BNY also serves as the Trust’s transfer agent on behalf of the Fund. Under its transfer agency agreement with the Trust, BNY has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, as applicable, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

DESCRIPTION OF SHARES

The Declaration of Trust of the Trust ("Declaration") permits the Trust's Board to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Board of Trustees or the Trust may create additional series and each series may be divided into classes.

Under the terms of the Declaration, each Share of the Fund represents a proportionate interest in the Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem Shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, Shares of the Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of Shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and non-assessable. In the interests of economy and convenience, certificates representing Shares of the Fund are not issued.

Following the creation of the initial Creation Unit Aggregation(s) of the Fund and immediately prior to the commencement of trading in the Fund's Shares, a holder of Shares may be a "control person" of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

The proceeds received by the Fund for each issue or sale of its Shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors of the Fund, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund normally are allocated in proportion to the NAV of the Fund, except where allocations of direct expenses can otherwise be fairly made.

Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. The funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund or class.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under Rule 18f-2, the approval of an Investment Advisory Agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in the fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, to one vote for each share represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, the President or Secretary of the Trust or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.

The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by vote of a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by vote of a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration provides for indemnification of Trustees and officers of the Trust unless the indemnitee is liable to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration.

The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the shareholder was a shareholder at the time of the action complained of; (ii) the shareholder was a shareholder at the time demand is made; (iii) the shareholder must make demand to the Trustees before commencing a derivative action on behalf of the Trust; (iv) any shareholders that hold at least 10% of the outstanding shares of the Trust (or 10% of the outstanding shares of the series or class to which such action relates) must join in the request for the Trustees to commence such action; and (v) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and will require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term "majority of the outstanding shares" of either the Trust or a particular fund or investment portfolio means, with respect to the approval of an Investment Advisory Agreement, a distribution plan or a change in the fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such fund or portfolio.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the "Shareholder Information" section in the Prospectus. The Depository Trust Company ("DTC") acts as Securities Depository for the shares of the Trust. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation ("DTCC"), which is owned by its member firms, including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange on which shares are listed.

PURCHASE AND REDEMPTION OF CREATION UNITS

TRANSACTIONS IN CREATION UNITS

The Fund may issue or redeem Creation Units in return for a “custom basket” or a “standard basket” of cash and/or securities that the Fund specifies any Business Day (defined below). A custom basket is defined as either (i) a basket that is composed of a non-representative selection of the exchange-traded fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. A standard basket is a basket of securities, assets or other positions that is generally representative of the Fund’s portfolio in exchange for which an exchange-traded fund issues (or in return for which it redeems) creation units.

All standard and custom baskets will be governed by the Trust’s written policies and procedure for basket creation, including (with respect to custom baskets): (i) detailed parameters for the construction and acceptance of custom baskets that are in the best interest of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (ii) a specification of the titles or roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters.

CREATION UNIT AGGREGATIONS

The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund's NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of Shares of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the "Deposit Securities") constituting an optimized representation of the Fund's Underlying Index and an amount of cash in U.S. dollars computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the "Deposit Amount" which is the market value (per Creation Unit) of the Deposit Securities. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

The Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund. Such Portfolio Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of the Fund until such time as the next-announced Deposit Securities composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for the Fund changes pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the clearing process or for other similar reasons. The Trust also reserves the right to permit or require a cash in lieu amount where the delivery of Deposit Securities by the Authorized Participant would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of the Fund, will be made available.

Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Creation Units an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares of the Fund, the Authorized Participant must submit to the Distributor an irrevocable order to purchase Shares of the Fund. With respect to the Fund, the Distributor will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). The Custodian shall cause the appropriate local sub-custodian(s) of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or cash in lieu amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time (as described below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the Fund's Exchange, on any Business Day in order to receive that Business Day's NAV.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC’s position does not prohibit the suspension or rejection of creations in all instances. The Trust reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act and the SEC’s position, to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund including instances in which: (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered do not conform to the identify and number of shares disseminated through the facilities of the NSCC for that date by the Adviser, as described above; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Trust shall notify a prospective purchaser and/or the Authorized Participant acting on behalf of such person of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of the Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+1 basis" (that is, one Business Day after trade date). However, as discussed in this SAI, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds related to “foreign investments” (i.e., any security, asset or other position of the Fund issued by a foreign issuer that is traded on a trading market outside of the United States) in excess of seven days with settlement as soon as practicable, but in no event later than 15 days after the tender of shares for redemption in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust's then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In addition, the Trust may in its discretion make Creation Units of any of the other funds available for purchase and redemption in U.S. dollars. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. A standard creation transaction fee is imposed to offset the transfer, processing and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged on each Creation Unit created by an Authorized Participant on the day of the transaction. The standard creation transaction fee is generally fixed at the amount shown in the table regardless of the number of Creation Units being purchased, but may be reduced by the Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee. In the case of cash creations or where the Fund permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. As a result, in order to seek to replicate the in-kind creation order process, the Fund expects to purchase, in the secondary market or to otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at the which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Authorized Participants are also responsible for the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services. The following table sets forth the Fund's standard creation transaction fees. The fees may be waived for the Fund until it reaches a certain asset size.

Fund	Standard Fee for In-Kind and Cash Purchases
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)	$400

REDEMPTION OF CREATION UNITS

Shares of the Fund may be redeemed only in Creation Units at its NAV next determined after receipt of a redemption request in proper form by the Distributor. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Adviser makes available through the NSCC prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Portfolio Securities"). Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creation of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

A fixed redemption transaction fee payable to the custodian is imposed on each redemption transaction. Redemptions of Creation Units for cash are required to pay an additional variable charge to compensate the Fund for brokerage and market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Fund	Standard Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)	$400	2%

*    As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Redemption requests in respect of Creation Units must be submitted to the Distributor by or through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the Fund's Exchange, on any Business Day in order to receive that Business Day's NAV.

The Distributor will provide a list of current Authorized Participants upon request. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Orders to redeem Creation Unit Aggregations of the Fund based on foreign indexes must be delivered through an Authorized Participant that has executed an Authorized Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Business Day if: (i) such order is received by the Fund's distributor not later than the closing time of the applicable Exchange on the applicable Business Day; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund specified in such order, which delivery must be made through DTC to the Fund's custodian no later than 10:00 a.m., Eastern Time, on the next Business Day following the day the order was transmitted; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. Deliveries of Fund securities to redeeming investors generally will be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. In such cases, settlement will occur as soon as practicable, but in any event no longer than fifteen days after the tender of Shares is received in proper form.

A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Trust's Transfer Agent the Creation Unit of Shares being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust's Transfer Agent of such redemption request. The tender of an investor's Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Portfolio Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (that is “T+1”). However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, all as permitted by the 1940 Act. The Fund further reserves the right to settle redemption transactions and deliver redemption proceeds related to foreign investments in excess of seven days with settlement as soon as practicable, but in no event later than 15 days after the tender of shares for redemption in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments. The ability of the Trust to effect in-kind creations and redemptions within one business day of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays, subject to a maximum of 15 days as permitted by rule. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the portfolio securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Trust may in its discretion redeem such shares in cash (i.e., U.S. dollars or non U.S. currency), and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Portfolio Securities). The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differ from the exact composition of the Portfolio Securities but does not differ in NAV. Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances involving foreign investments in which payment may be delayed in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments. In such instances, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds as soon as practicable, but in no event later than 15 days after the tender of shares for redemption.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units to be redeemed to the Trust, at or prior to 10:00 a.m., Eastern Time, on the Business Day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing shares in accordance with the Trust's then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The Trust's current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be held by the Trust's custodian, and that the fees of the custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the portfolio securities of the Fund may trade on the Exchange on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NASDAQ is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NASDAQ is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations, rulings and decisions under it, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to Shares of the Fund, persons who borrow in order to acquire Shares, and certain foreign taxpayers). Furthermore, this discussion does not reflect possible application of the alternative minimum tax ("AMT"). Unless otherwise noted, this discussion assumes Shares of the Fund are held by U.S. shareholders and that such Shares are held as capital assets. No representation is made as to the tax consequences of the operation of the Fund.

U.S. SHAREHOLDER

A U.S. shareholder is a beneficial owner of Shares of the Fund that is for U.S. federal income tax purposes:

•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•a domestic corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A "Non-U.S. shareholder" is a beneficial owner of Shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding Shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Shares.

FUND TAXATION

The Fund is treated as a separate corporation for federal income tax purposes. Losses in one fund of the Trsut do not offset gains in another fund of the Trust and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

The Fund has elected and intends to qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1, of the Code. As a RIC, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC.

In addition to satisfaction of the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). A "qualified publicly traded partnership" ("QPTP") is generally defined as a publicly traded partnership under Section 7704 of the Code, which is generally a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)". However, for these purposes, a QPTP does not include a publicly traded partnership if 90% or more of its income is as described above.

Also, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund does not hold more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities (including securities of a QPTP) of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more QPTPs (the "Asset Diversification Requirement"). The Fund intends to comply with these requirements.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is "de minimis," meaning that the failure does not exceed the lesser of 1% of the RIC's assets, or $10 million.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at the corporate income tax rate without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's income and the tax deemed paid by the shareholder. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service ("IRS").

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. The adverse tax result of buying Shares just before the Fund declares a dividend or capital gains distribution is sometimes known as “buying a dividend.” If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance.

A RIC is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses.

SECTIONS 351 AND 362

The Trust, on behalf of the Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine deemed and beneficial share ownership for purposes of the 80% determination.

FOREIGN TAXES

It is expected that certain income of the Fund will be subject to foreign withholding taxes and other taxes imposed by countries in which the Fund invests. If the Fund is liable for foreign income taxes, including such withholding taxes and more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. The Fund expects to be able to make this election, though no assurance can be given that they will be able to do so. Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by the Fund; (b) will treat the shareholder's pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder's pro rata share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which the Fund makes such a pass-through election, the Fund will report to its shareholders, in writing, the amount per Share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

The rules governing foreign tax credits are complex and, therefore, shareholders should consult their own tax advisors regarding the availability of foreign tax credits in their particular circumstances.

TAXATION OF FUND DISTRIBUTIONS

Distributions. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income except as described below for qualified dividends.

Return of Capital. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his Shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional Shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the Shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Extraordinary Dividends. If an individual, trust or estate receives a regular dividend or qualified dividends qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.

Qualified REIT Dividends and Income from QPTPs. Under the 2017 Tax Cuts and Jobs Act, "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Fund may choose to report the special character of "qualified REIT dividends". A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided Fund shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend). The amount of a RIC's dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC's qualified REIT dividends for the taxable year over allocable expenses. The IRS continues to study whether conduit treatment of income from QPTPs (income from MLPs) for purposes of the 20% deduction by noncorporate taxpayers is appropriate in the context of publicly traded partnerships.

Corporate Dividends-Received Deduction. The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

Medicare Tax. Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which includes dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

EXCESS INCLUSION INCOME

Certain types of income received by the Fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools ("TMPs") or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." Such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" ("UBTI") for Fund shareholders who would otherwise be tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI, cause a charitable remainder trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund including the effect of fluctuations in the value of foreign currencies, and investments in passive foreign investment companies, are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of the Fund's obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 50% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code ("Section 1256 Contracts"). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund's transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level tax. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of the Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund's book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between the Fund's book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Commodities. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Requirement. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, the portion of such rulings relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (Aa financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company). Accordingly, the Fund may decide to invest in certain commodity-linked notes only to the extent it obtains an opinion of counsel confirming that income from such investments should be qualifying income. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange- traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Requirement, which the Fund must continue to satisfy to maintain its status as a RIC. The Fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a RIC. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in the Fund's taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See "Higher-Risk Securities."

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest may not qualify for the passthrough of foreign tax credits to shareholders.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts ("CRTs") that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the regulated investment company that recognizes "excess inclusion income," then the RIC will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders, at the corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company ("PFIC") is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from an active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate the Fund's distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Requirement, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by the Fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, the Fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its Distribution Requirement. The Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of the Fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called "recapture income," will be treated as ordinary income. Therefore, to the extent the Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or "regular" corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

SALES OF SHARES

Sales, exchanges and redemptions (including redemptions in kind) of Fund Shares are taxable transactions for federal and state income tax purposes. A redemption of Shares by the Fund will be treated as a sale. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant's aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less assuming that such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund Shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Shares.

COST BASIS REPORTING

Federal law requires that mutual fund companies or intermediaries report their shareholders' cost basis, gain/loss, and holding period to the IRS on the shareholders' Consolidated Form 1099s when "covered" securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund or intermediaries (broker) will choose or has chosen a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the broker will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A broker's standing tax lot identification method is the method covered Shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the standing method and will be able to do so at the time of your purchase or upon the sale of covered Shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances. Shareholders will be notified as to which default tax lot identification method their broker will use.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. A broker is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

REPORTING

If a shareholder recognizes a loss with respect to the Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

BACKUP WITHHOLDING

Withholding is required on dividends and gross sales proceeds paid to any shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). When withholding is required, the amount will be 24% of any distributions or proceeds paid. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, capital gain dividends reported shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. Generally, dividends reported to shareholders as interest-related dividends paid from the Fund's qualified net interest income from U.S. sources and short-term capital gain dividends reported to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

For foreign shareholders of the Fund, a distribution attributable to the Fund's sale of a REIT or other U.S. real property holding company will be treated as real property gain subject to withholding tax at the corporate income tax rate if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. A distribution from the Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by such Fund from a REIT. Restrictions apply regarding wash sales and substitute payment transactions.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

Under the Foreign Account Tax Compliance Act ("FATCA"), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have been applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares, however based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective shareholder's own situation, including investments through an intermediary.

NET ASSET VALUE

The NAV for the Fund is calculated by deducting all of the Fund's liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although the Fund reserves the right to calculate its NAV to more than two decimal places. The NAV for the Fund will generally be determined by SEIGFS once daily Monday through Friday generally as of the regularly scheduled close of business of the NASDAQ (normally 4:00 p.m. Eastern Time) on each day that the NASDAQ is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.

In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board. A market valuation generally means a valuation (i) obtained from an exchange, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. SEIGFS may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund's Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "Securities Act")); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's net asset value and the prices used by the Fund's Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Fund's Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of fair value prices, current market valuations or exchange rates different from the prices and rates used by the Index Providers may adversely affect the Fund's ability to track its Underlying Index.

The Fund will publish the following information on the Fund’s website for each portfolio holding that will form the basis of the next calculation of current net asset value per share: (A) the ticker symbol (if available); (B) CUSIP or other identifier; (C) a description of the holding; (D) quantity of each security or other asset held; and (E) the percentage weight of the holding in the portfolio.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. To improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for certain funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares of the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

FINANCIAL STATEMENTS

Audited financial statements and financial highlights for the Trust as of [October 31, 2025], including the notes thereto, and the reports of [ ], an independent registered public accounting firm, are incorporated herein by reference from the Trust's [October 31, 2025] Annual Report to shareholders.

[https://www.sec.gov/Archives/edgar/data/1432353/000093041325000033/0000930413-25-000033-index.htm].

The Annual Report will be delivered upon request.

OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Authorized Participants, as of [ ], 2026, the following persons owned, of record or beneficially, 5% or more of the Fund:

Global X Rare Earth & Critical Materials ETF (formerly known as the Global X Disruptive Materials ETF)

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
[BNYMellon/RE MIDCAP SPDRS 2 Hanson Place 12th floor, Brooklyn, NY 11217]	[ ]
[Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104]	[ ]
[BofA Securities, Inc. 1 Bryant Park, New York, NY 10036]	[ ]
[National Financial Services LLC 200 Liberty Street, New York, NY 10281]	[ ]
[J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179]	[ ]

INDEPENDENT TRUSTEE COUNSEL

Stradley Ronon Stevens & Young, LLP, with offices at 2000 K Street N.W., Suite 700, Washington, DC 20006, is Fund Counsel and Counsel to the Independent Trustees of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the Fund's independent registered public accounting firm and has audited the financial statements for the Fund for the fiscal year ending [October 31, 2022, 2023, 2024 and 2025, as applicable] and for subsequent periods

SECURITIES LENDING AGENTS

The Bank of New York Mellon and Mitsubishi UFJ Trust and Banking Corporation serve as the securities lending agents for the Trust.

ADDITIONAL INFORMATION

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Appendix A

Description of Corporate Bond Ratings

Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Description of Moody's Investors Service, Inc. - Global Long-Term Obligation Ratings

Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Investors Service, Inc. - National Long-Term Scale Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

Description of S&P Global Ratings' - Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

•Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•Nature and provisions of the obligation, and the promise S&P Global Ratings imputes.

•Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of DBRS - Long Term Obligation Ratings:

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB: Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

PART C
OTHER INFORMATION

Item 28.

(a)	1	Certificate of Trust dated March 6, 2008. 1/
	2	Declaration of Trust dated September 8, 2008. 37/
	3	Amended and Restated Schedule A to the Declaration of Trust dated September 30, 2025. 45/
	4	Amended and Restated Schedule A to the Declaration of Trust dated [ ]. *
(b)	1	By-Laws of the Registrant dated September 8, 2008. 37/
	2	Amendment to By-Laws of the Registrant dated February 18, 2020. 37/
(c)
Instruments Defining Rights of Security Holders, reference is made to: Article III, V, VI and VIII of the Declaration of Trust; Article III and VIII of the By-Laws; and Part B Statement of Additional Information - Item 22.

(d)	1	Investment Advisory Agreement dated July 2, 2018. 7/
	2	Amended and Restated Exhibit A to the Investment Advisory Agreement dated September 30, 2025. 45/
	3	Amended and Restated Exhibit A to the Investment Advisory Agreement dated [ ]. *
	4	Sub-Advisory Agreement between Global X Funds and Mirae Asset Global Investments (USA) LLC dated May 14, 2020. 13/
	5	Amendment to Sub-Advisory Agreement between Global X Funds and Mirae Asset Global Investments (USA) LLC dated March 4, 2025. 39/
	6	Sub-Advisory Agreement between Global X Funds and Mirae Asset Global Investments (Hong Kong) Limited dated October 25, 2022. 25/
	7	Investment Advisory and Management Agreement between Global X Management Company LLC and the Global X Bitcoin Strategy Subsidiary I Limited dated November 9, 2021. 19/
	8	Investment Advisory and Management Agreement between Global X Management Company LLC and the Global X Bitcoin Trend Strategy Subsidiary Limited dated September 11, 2023. 33/
	9	Investment Advisory and Management Agreement between Global X Management Company LLC and the Global X Bitcoin Covered Call Subsidiary Limited dated September 15, 2025. 44/
(e)	1	Distribution Agreement dated October 24, 2008. 37/
	2	Form of Authorized Participant Agreement. 42/
	3	Amendment Number Six to the Distribution Agreement dated August 1, 2020. 14/
(f)		Not Applicable.
(g)	1	Custodian Agreement with Brown Brothers Harriman & Co. ("BBH") dated October 20, 2008. 37/
	2	Amendment to the Custodian Agreement with BBH dated July 19, 2017. 17/
	3	Amendment to the Custodian Agreement with BBH dated August 16, 2019. 10/
	4	Amendment to the Custodian Agreement with BBH dated October 24, 2019. 12/
	5	Amendment to the Custodian Agreement with BBH dated August 4, 2021. 18/
	6	Amendment to the Custodian Agreement with BBH dated March 1, 2023. 29/
	7	Amendment to the Custodian Agreement with BBH dated June 2, 2023. 30/
	8	Amendment to the Custodian Agreement with BBH dated July 25, 2023. 31/
	9	Amendment to the Custodian Agreement with BBH dated October 25, 2023. 32/
	10	Amendment to the Custodian Agreement with BBH dated March 28, 2024. 34/
	11	Amendment to the Custodian Agreement with BBH Schedule A dated June 18, 2025. 40/
	12	Amendment to the Custodian Agreement with BBH dated [ ]. *
	13	Custodian Agreement with The Bank of New York Mellon (“BNY Mellon”) dated September 27, 2022. 23/
	14	Amendment to the Custodian Agreement with BNY Mellon Appendix I dated May 6, 2025. 38/
	15	Amendment to the Custodian Agreement with BNY Mellon Schedule I dated May 6, 2025. 38/
	16	Amendment to the Custodian Agreement with BNY Mellon dated [ ]. *
	17	Foreign Custody Manager Agreement with BNY Mellon dated December 7, 2022. 26/
	18	Amendment to Foreign Custody Manager Agreement with BNY Mellon Annex I dated May 6, 2025. 38/
(h)	1	Transfer Agency Services Agreement with BBH dated November 7, 2008. 37/

	2	Amendment to the Transfer Agency Services Agreement with BBH dated July 19, 2017. 17/
	3	Amendment to the Transfer Agency Services Agreement with BBH dated June 13, 2019. 10/
	4	Amendment to the Transfer Agency Services Agreement with BBH dated August 4, 2021. 18/
	5	Amendment to the Transfer Agency Services Agreement with BBH dated March 1, 2023. 29/
	6	Amendment to the Transfer Agency Services Agreement with BBH dated June 2, 2023. 30/
	7	Amendment to the Transfer Agency Services Agreement with BBH dated July 25, 2023. 31/
	8	Amendment to the Transfer Agency Services Agreement with BBH dated October 25, 2023. 32/
	9	Amendment to the Transfer Agency Services Agreement with BBH dated March 28, 2024. 34/
	10	Amendment to the Transfer Agency Services Agreement with BBH Appendix A dated June 18, 2025. 40/
	11	Amendment to the Transfer Agency Services Agreement with BBH dated [ ]. *
	12	Transfer Agency and Service Agreement with BNY Mellon dated September 20, 2022. 23/
	13	Amendment to the Transfer Agency and Service Agreement with BNY Mellon dated May 6, 2025. 38/
	14	Amendment to the Transfer Agency and Service Agreement with BNY Mellon dated [ ]. *
	15	Supervision and Administration Agreement dated October 20, 2008. 37/
	16	Amended and Restated Supervision and Administration Agreement dated July 2, 2018. 8/
	17	Supervision and Administration Agreement with respect to certain Global X Funds dated September 25, 2019. 11/
	18	Amended and Restated Schedule A dated September 30, 2025 to the Amended and Restated Supervision and Administration Agreement dated July 2, 2018. 45/
	19	Amended and Restated Schedule A dated September 30, 2025 to the Amended and Restated Supervision and Administration Agreement dated September 25, 2019. 45/
	20	Amended and Restated Schedule A dated [ ] to the Amended and Restated Supervision and Administration Agreement. *
	21	Sub-Administration Agreement with SEI Investments Global Fund Services dated November 25, 2008. 37/
	22	Amendment Number Twenty-Six dated February 1, 2016 to Sub-Administration Agreement. 5/
	23	Amendment Number Thirty-One dated February 17, 2017 to Sub-Administration Agreement. 6/
	24	Amendment Number Thirty-Seven dated February 21, 2019 to Sub-Administration Agreement. 10/
	25	Amendment Number Forty-Two dated July 1, 2020 to Sub-Administration Agreement (redacted). 14/
	26	Amendment Number Fifty dated February 25, 2022 to Sub-Administration Agreement (redacted). 20/
	27	Amendment Number Fifty-Two (Schedule II and III) dated September 1, 2022 to Sub-Administration Agreement. 22/
	28	Form of Amendment Number Sixty-One (Schedule III) to Sub-Administration Agreement. 36/
	29	Amendment Number Sixty-Three (Schedule I) dated January 24, 2025 to Sub-Administration Agreement. 37/
	30	Amendment Number Sixty-Four (Schedule I) dated March 4, 2025 to Sub-Administration Agreement. 37/
	31	Amendment Number Sixty-Seven (Schedule I) dated September 30, 2025 to Sub-Administration Agreement. 45/
	32	Amendment Number [ ] (Schedule I) dated [ ] to Sub-Administration Agreement. *
	33	Amended and Restated Sub-License Agreement dated November 4, 2013. 9/
	34	Index License Agreement dated April 15, 2022. 21/
	35	Index License Agreement Amendment Exhibit A dated September 18, 2024. 36/
	36	Expense Limitation Agreement for Global X S&P 500® Quality Dividend ETF. 11/
	37	Expense Limitation Agreement for Global X Russell 2000 Covered Call & Growth ETF. 34/
	38	Expense Limitation Agreement for Global X Information Technology Covered Call & Growth ETF. 36/
	39	Expense Limitation Agreement for Global X SuperDividend® ETF. 36/
	40	Form of Rule 12d1-4 Fund of Funds Investment Agreement. 41/
(i)	1	Not applicable.
(j)		Initial Capital Agreement. 3/
(k)	1	Distribution and Service Plan dated September 26, 2008. 37/
	2	Amended and Restated Schedule A to the Distribution and Service Plan dated September 30, 2025. 45/
	3	Amended and Restated Schedule A to the Distribution and Service Plan dated [ ]. *
(l)		Not applicable.

(n)		Not applicable.
(o)	1	Code of Ethics of Global X Funds and Global X Management Company LLC. 24/
	2	Code of Ethics of Distributor. 4/
	3	Code of Ethics of Mirae Asset Global Investments (USA) LLC. 15/
	4	Code of Ethics of Mirae Asset Global Investments (Hong Kong) Limited. 27/
	5	Powers of Attorney dated September 18, 2024. 35/

**Filed herein.
*To be filed by Amendment.

1/ Incorporated by reference from the Registrant’s initial Registration Statement, SEC File No. 333-151713, filed June 17, 2008.

2/ Incorporated by reference from the Registrant’s Post-effective Amendment #667, SEC File No. 333-151713, filed February 24, 2022.

3/ Incorporated by reference from the Registrant’s Pre-effective Amendment #2, SEC File No. 333-151713, filed October 27, 2008.

4/ Incorporated by reference from the Registrant’s Post-effective Amendment #2, SEC File No. 333-151713, filed January 20, 2009.

5/ Incorporated by reference from the Registrant's Post-effective Amendment # 331, SEC File No. 333-151713, filed March 24, 2016.

6/ Incorporated by reference from the Registrant's Post-effective Amendment # 424, SEC File No. 333-151713, filed March 1, 2017.

7/ Incorporated by reference from the Registrant’s Post-effective Amendment # 525, SEC File No. 333-151713, filed July 3, 2018.

8/ Incorporated by reference from the Registrant’s Post-effective Amendment # 550, SEC File No. 333-151713, filed October 19, 2018.

9/ Incorporated by reference from the Registrant’s Post-effective Amendment #573, SEC File No. 333-151713, filed April 2, 2019.

10/ Incorporated by reference from the Registrant’s Post-effective Amendment #582, SEC File No. 333-151713, filed September 3, 2019.
11/ Incorporated by reference from the Registrant’s Post-effective Amendment #587, SEC File No. 333-151713, filed September 25, 2019.

12/ Incorporated by reference from the Registrant’s Post-effective Amendment #591, SEC File No. 333-151713, filed February 24, 2020.

13/ Incorporated by reference from the Registrant’s Post-effective Amendment #599, SEC File No. 333-151713, filed May 20, 2020.

14/ Incorporated by reference from the Registrant’s Post-effective Amendment #616, SEC File No. 333-151713, filed August 24, 2020.

15/ Incorporated by reference from the Registrant’s Post-effective Amendment #626, SEC File No. 333-151713, filed September 29, 2020.

16/ Incorporated by reference from the Registrant’s Post-effective Amendment #633, SEC File No. 333-151713, filed January 26, 2021.

17/ Incorporated by reference from the Registrant’s Post-effective Amendment #647, SEC File No. 333-151713, filed July 20, 2021.

18/ Incorporated by reference from the Registrant’s Post-effective Amendment #649, SEC File No. 333-151713, filed August 6, 2021.

19/ Incorporated by reference from the Registrant’s Post-effective Amendment #658, SEC File No. 333-151713, filed November 9, 2021.

20/ Incorporated by reference from the Registrant’s Post-effective Amendment #671, SEC File No. 333-151713, filed April 5, 2022.

21/ Incorporated by reference from the Registrant’s Post-effective Amendment #674, SEC File No. 333-151713, filed April 22, 2022.

22/ Incorporated by reference from the Registrant’s Post-effective Amendment #681, SEC File No. 333-151713, filed September 23, 2022.

23/ Incorporated by reference from the Registrant’s Post-effective Amendment #683, SEC File No. 333-151713, filed September 27, 2022.

24/ Incorporated by reference from the Registrant’s Post-effective Amendment #685, SEC File No. 333-151713, filed November 3, 2022.

25/ Incorporated by reference from the Registrant’s Post-effective Amendment #686, SEC File No. 333-151713, filed November 23, 2022.

26/ Incorporated by reference from the Registrant’s Post-effective Amendment #707, SEC File No. 333-151713, filed February 27, 2023.

27/ Incorporated by reference from the Registrant’s Post-effective Amendment #716, SEC File No. 333-151713, filed March 29, 2023.

28/ Incorporated by reference from the Registrant’s Post-effective Amendment #721, SEC File No. 333-151713, filed April 11, 2023.

29/ Incorporated by reference from the Registrant’s Post-effective Amendment #722, SEC File No. 333-151713, filed April 20, 2023.

30/ Incorporated by reference from the Registrant’s Post-effective Amendment #729, SEC File No. 333-151713, filed June 15, 2023.

31/ Incorporated by reference from the Registrant’s Post-effective Amendment #742, SEC File No. 333-151713, filed July 31, 2023.

32/ Incorporated by reference from the Registrant’s Post-effective Amendment #769, SEC File No. 333-151713, filed January 29, 2024.

33/ Incorporated by reference from the Registrant’s Post-effective Amendment #775, SEC File No. 333-151713, filed February 23, 2024.

34/ Incorporated by reference from the Registrant’s Post-effective Amendment #785, SEC File No. 333-151713, filed April 17, 2024.

35/ Incorporated by reference from the Registrant’s Post-effective Amendment #804, SEC File No. 333-151713, filed September 19, 2024.

36/ Incorporated by reference from the Registrant’s Post-effective Amendment #806, SEC File No. 333-151713, filed December 4, 2024.

37/ Incorporated by reference from the Registrant’s Post-effective Amendment #814, SEC File No. 333-151713, filed March 26, 2025.

38/ Incorporated by reference from the Registrant’s Post-effective Amendment #821, SEC File No. 333-151713, filed May 28, 2025.

39/ Incorporated by reference from the Registrant’s Post-effective Amendment #822, SEC File No. 333-151713, filed May 28, 2025.

40/ Incorporated by reference from the Registrant’s Post-effective Amendment #825, SEC File No. 333-151713, filed June 30, 2025.

41/ Incorporated by reference from the Registrant’s Post-effective Amendment #827, SEC File No. 333-151713, filed July 29, 2025.

42/ Incorporated by reference from the Registrant’s Post-effective Amendment #828, SEC File No. 333-151713, filed August 1, 2025.

43/ Incorporated by reference from the Registrant’s Post-effective Amendment #831, SEC File No. 333-151713, filed August 29, 2025.

44/ Incorporated by reference from the Registrant's Post-effective Amendment #834, SEC File No. 333-151713, filed September 17, 2025.

45/ Incorporated by reference from the Registrant's Post-effective Amendment #837, SEC File No. 333-151713, filed September 30, 2025.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

Section 3 of Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(2) to the Registrant’s Registration Statement provides that, subject to the exceptions and limitations contained in the By-Laws, each Trustee or officer of the Registrant (“Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust and against amounts paid or incurred by him or her in the settlement thereof; and that expenses in connection with the defense of any proceeding of the character described above shall be advanced by the Trust to the Covered Person from time to time prior to final disposition of such proceeding to the fullest extent permitted by law. No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.

The Registrant’s financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Registrant, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Registrant’s personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

Expenses in connection with the defense of any proceeding of the character described in paragraph (a) of Section 3 may be advanced by the Registrant (or its series) from time to time prior to final disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Registrant (or series) if it is ultimately determined that he is not entitled to indemnification under Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither “interested persons” of the Registrant nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

Section 2 of Article VII of the Registrant’s By-Laws filed as Exhibit (b) to the Registrant’s Registration Statement further provides that, with respect to indemnification of the Trustees and officers, the Registrant shall, subject to certain exceptions and limitations, indemnify its Trustees and officers to the fullest extent consistent with state law and the 1940 Act. Without limitation of the foregoing, the Registrant shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Registrant, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Registrant may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The indemnification and other rights provided by Article VII shall continue as to a person who has ceased to be a Trustee or officer of the Registrant. In no event will any revision, amendment or change to the By-Laws affect in any manner the rights of any Trustee or officer of the Trust to receive indemnification by the Trust against all liabilities and expenses reasonably incurred or paid by the Trustee or officer in connection with any proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust (including any amount paid or incurred by the Trustee or officer in the settlement of such proceeding) with respect to any act or omission of such Trustee or officer that occurred or is alleged to have occurred prior to the time such revision, amendment or change to the By-Laws is made.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Section 7 of Article III of the Registrant’s Declaration of Trust, filed as Exhibit (a)(2) to the Registrant’s Registration Statement, also provides for the indemnification of shareholders of the Registrant. Section 7 states as follows:

If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Trust nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Trust.

Item 31. Business and Other Connections of the Investment Adviser

(a) Global X Management Company LLC ("GXMC") serves as investment adviser to the Fund and provides investment supervisory services. GXMC is an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co. Ltd. Information as to the officers and directors of GXMC is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-69093) and is incorporated herein by reference.

Set forth below is a list of officers and directors of GXMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Ryan O'Connor, Chief Executive Officer	Chief Executive Officer, GXMC (since 4/2024); Global Head of ETF Product, Goldman Sachs Asset Management (2021-2024)
Joseph Costello, Chief Compliance Officer	Chief Compliance Officer, GXMC (since 9/2016)
Alex Ashby, Chief Operating Officer	Chief Operating Officer, GXMC (since 11/2023); Interim Chief Financial Officer, GXMC (3/2024-4/2024); Head of Product Development, GXMC (2019-2024)
Eric Olsen, Head of Finance	Head of Finance, GXMC (since 4/2024); Director of Accounting, SEI Investment Manager Services (2021 to 4/2024)
Jasmin Ali, Secretary and General Counsel	Secretary, GXMC (since 8/2024); General Counsel, GXMC (since 6/2024); Associate, Simpson Thacher & Bartlett LLP (7/2021-6/2024)

(b) Mirae Asset Global Investments (USA) LLC serves as the sub-advisor for the Global X Emerging Markets Bond ETF and the Global X Investment Grade Corporate Bond ETF. Mirae Asset Global Investments (USA) LLC, an indirectly majority-owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2008 for the purpose of providing advisory services to investment companies and other clients.

Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (USA) LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Joon Hyuk Heo, CFA, Co-Chief Executive Officer since December 2022; Head of Global Fixed Income Investments since May 2011; Chief Compliance Officer since July 2025	None
Thomas Park, Co-Chief Executive Officer since December 2022	None

(c) Mirae Asset Global Investments (Hong Kong) Limited serves as the sub-advisor for the Global X Emerging Markets ex-China ETF and Global X Emerging Markets Great Consumer ETF. Mirae Asset Global Investments (Hong Kong) Limited, a wholly owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2003 and is responsible for managing the wider Mirae Asset Group's Asia Pacific ex-Japan equity products and for sales and distribution activities in the Asia Pacific region.

Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (Hong Kong) Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Wanyoun Cho and Director since January 2023	None
Olivia Chan, Chief Compliance Officer since January 2024	None

Item 32. Principal Underwriters

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II, Ltd.	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund, Ltd.	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund, LP	January 1, 2011
New Covenant Funds	March 23, 2012
KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund, LP	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019

SEI Vista Fund, Ltd.	January 20, 2021
Wilshire Private Assets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022
SEI Global Private Assets VI, L.P.	July 29, 2022
Quaker Investment Trust	June 8, 2023
SEI Alternative Income Fund	September 1, 2023

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Position and Offices with Registrant
Paul F. Klauder	President, Chief Executive Officer & Director	—
John C. Munch	General Counsel & Secretary	—
William M. Doran	Director	—
John Alshefski	Director	—
Kevin Crowe	Director	—
Jason McGhin	Vice President & Chief Operations Officer	—
John P. Coary	Vice President, Chief Financial Officer & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Assistant Secretary & Anti-Money Laundering Officer	—
William M. Martin	Vice President	—
Christopher Rowan	Vice President	—
Judith A. Rager	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the: (a) Registrant; (b) Investment Adviser; (c) Principal Underwriter; (d) Administrator; (e) Transfer Agent/Custodian; and (f) Investment Sub-Adviser. The address of each is as follows:

(a)	Registrant Global X Funds 605 3rd Avenue, 43rd Fl New York, NY 10158
(b)	Investment Adviser Global X Management Company LLC 605 3rd Avenue, 43rd Fl New York, NY 10158
(c)	Principal Underwriter SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
(d)	Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
(e)	Custodian and Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, New York 10286 Custodian and Transfer Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110
(f)
Investment Sub-Adviser
Mirae Asset Global Investments (USA) LLC
1212 Avenue of the Americas, 10th Fl
New York, NY 10036

Investment Sub-Adviser
Mirae Asset Global Investments (Hong Kong) Limited
Unit 1101, 11/F, Lee Garden Three
1 Sunning Road
Causeway Bay, Hong Kong

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

EXHIBIT LIST

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 848 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 15th day of December, 2025.

Global X Funds

By: /s/ Ryan O'Connor
Ryan O'Connor

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Ryan O'Connor	Trustee, President	December 15, 2025
Ryan O'Connor

/s/ Eric Olsen	Chief Financial Officer, Treasurer and Principal Accounting Officer	December 15, 2025
Eric Olsen

*	Trustee	December 15, 2025
Charles A. Baker

*	Trustee	December 15, 2025
Toai Chin

*	Trustee	December 15, 2025
Clifford J. Weber

*/s/ Ryan O'Connor
Attorney-In-Fact, pursuant to power of attorney

72